UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number:	811-22632

Exact name of registrant as specified in charter:	PGIM High Yield Bond Fund, Inc.

Address of principal executive offices:	655 Broad Street, 17th Floor Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French 655 Broad Street, 17th Floor Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	5/31/2021

Date of reporting period:	11/30/2020

Item 1 –	Reports to Stockholders

PGIM HIGH YIELD BOND FUND, INC.

SEMIANNUAL REPORT

NOVEMBER 30, 2020

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of November 30, 2020 were not audited and, accordingly, no auditor’s opinion is expressed on them.

PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PGIM is a Prudential Financial Company. © 2021 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the semiannual report for the PGIM High Yield Bond Fund, Inc. informative and useful. The report covers performance for the six-month period ended November 30, 2020.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals.

Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This investment expertise allows us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM High Yield Bond Fund, Inc.

January 15, 2021

PGIM High Yield Bond Fund, Inc.	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance and assume the reinvestment of all dividends. Past performance does not guarantee future results. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments.

Investment Objective

The Fund seeks to provide a high level of current income by investing primarily in below-investment-grade fixed income instruments.

Performance Snapshot as of 11/30/20
Price per Share	Total Return for Six Months Ended 11/30/20
$16.45 (NAV)	13.73%
$14.76 (Market Price)	15.41%

Total returns are based on changes in net asset value (NAV) or market price, respectively. NAV total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Market Price total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Key Fund Statistics as of 11/30/20
Duration	4.4 years	Average Maturity	6.2 years

Duration shown includes the impact of leverage. Duration measures investment risk that takes into account both a bond’s interest payments and its value to maturity. Average Maturity is the average number of years to maturity of the bonds in the Fund’s portfolio.

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Credit Quality expressed as a percentage of total investments as of 11/30/20	(%)
BBB	5.0
BB	44.1
B	33.5
CCC	12.6
CC	0.1
C	0.1
D	0.2
Not Rated	2.4
Cash/Cash Equivalents	2.0
Total Investments	100.0

Credit ratings reflect the highest rating assigned by an NRSRO such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch Ratings, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

Yield and Dividends as of 11/30/20
Total Monthly Dividends Paid per Share for Period	Current Monthly Dividend Paid per Share	Yield at Market Price as of 11/30/20
$0.63	$0.105	8.54%

Yield at market price is the annualized rate determined by dividing current monthly dividend paid per share by the market price per share as of November 30, 2020.

PGIM High Yield Bond Fund, Inc.	5

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM High Yield Bond Fund, Inc.’s net asset value (NAV) total return was 13.73% in the six-month reporting period that ended November 30, 2020, outperforming the 10.31% return of the Bloomberg Barclays US High Yield 1% Issuer Constrained Index (the Index).

What were conditions like in the US high yield corporate bond market?

•

US high yield bonds rebounded sharply during the reporting period as investors responded to unprecedented monetary and fiscal stimulus programs, improving economic data, better-than-expected corporate earnings, and positive COVID-19 vaccine news. Investors appeared to look past uncertainty surrounding COVID-19, betting that fiscal and monetary support—including the Federal Reserve’s (the Fed’s) decision to purchase recently fallen angels (i.e., previously investment grade corporate bonds that have been downgraded to below investment grade) and high yield bond exchange-traded funds—would continue to bolster the economy and provide stability to the financial markets. Meanwhile, heavy inflows into high yield bond mutual funds, fewer-than-expected fallen angels, and a new-issue calendar consisting primarily of refinancing activity provided a strong technical backdrop for the asset class.

•

Reflecting the sentiment, flows into high yield bond mutual funds were strongly positive over the period, bringing year-to-date net inflows to a record $45.5 billion. For the period, spreads on the Index tightened by 224 basis points (bps), to 418 bps. (One basis point equals 0.01%). For perspective, spreads on the Index ended the period just 77 bps wider than at the start of 2020, after widening as high as 1,100 bps in late March. By quality, lower-quality (i.e., CCC-rated) credits outperformed their higher-quality (i.e., BB-rated and B-rated) peers during the period.

•

High yield gross new-issue volume totaled $32.2 billion in November 2020, which brought the year-to-date gross new issuance to a record $419.8 billion, up 57% compared to the same period in 2019. As of period end, year-to-date net new issuance stood at $142.9 billion, up 66% year over year.

•

In November, there were no defaults for the first time since August 2018. Although there were three distressed exchanges totaling $871 million, November had the lowest monthly total of defaults and distressed exchanges since January 2019. As of period end, the trailing 12-month par-weighted US high yield default rate was 6.15%.

What worked?

•

Overall security selection added value for the reporting period. Specifically, security selection in the aerospace & defense, upstream energy, gaming/lodging/leisure, telecom, consumer non-cyclical, and cable & satellite industries contributed positively to the Fund’s return.

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•	In individual security selection, the Fund’s overweights (relative to the Index) in Bombardier Inc., Antero Resources Corp., and Ascent Resources Utica Holdings all contributed to performance.

•	In sector allocation, overweights (relative to the Index) to the building materials & home construction, aerospace & defense, and automotive industries also boosted performance.

•

Having more beta* in the Fund than the Index, on average, over the period was a significant contributor to performance as the high yield market rallied from the COVID-19-related crisis lows of March and April 2020.

What didn’t work?

•	Security selection within the technology, media & entertainment, foreign non-corporate, and chemicals industries detracted from the Fund’s results.

•	In individual security selection, the Fund’s overweights (relative to the Index) in Diamond Sports Group, Transocean Inc., and CITGO Holding Inc. detracted from performance.

•	Overall sector allocation hurt performance, with overweights (relative to the Index) to the media & entertainment, telecom, and cable & satellite industries the largest detractors.

How did the Fund’s borrowing (leverage) strategy affect its performance?

The Fund’s use of leverage contributed positively to NAV performance and shareholder distributions, as both the returns and income earned on the securities purchased exceeded the cost of borrowing. As of the end of the period, the Fund had borrowed $180 million and was about 24.8% leveraged. During the period, the average amount of leverage utilized by the Fund was about 25.4%.

Did the Fund use derivatives?

The Fund used credit derivatives to manage its overall risk profile over the period which had a positive impact on performance.

Current outlook

•

PGIM Fixed Income remains constructive on high yield bonds given the enormous monetary and fiscal responses seen to date, along with expectations of the widespread availability of a COVID-19 vaccine in the near future. While near-term concerns remain around a virus resurgence, PGIM Fixed Income believes the worst of the cycle is most likely over. Further supporting this view is a “willing-and-able” Fed on standby and the expectation that more fiscal stimulus will arrive, if necessary, in 2021.

*Beta is a measure of the volatility or risk of a security or portfolio compared to the market or index

PGIM High Yield Bond Fund, Inc.	7

Strategy and Performance Overview (continued)

•

In terms of positioning, PGIM Fixed Income believes BB-rated bonds are attractive on a relative-value basis and are less susceptible to a second virus-related shutdown. The Fund is currently underweight (relative to the Index) BBs, but PGIM Fixed Income is selectively adding exposure. The Fund is maintaining an overweight (relative to the Index) to independent power producers and, within energy, it is underweight oil producers and overweight natural gas. Key overweights (relative to the Index) also include building materials & home construction, media & entertainment, and technology. Underweights (relative to the Index) include consumer non-cyclical and financials.

Benchmark Definitions

Bloomberg Barclays US High Yield 1% Issuer Constrained Index—The Bloomberg Barclays US High Yield 1% Issuer Constrained Index (the Index) is an unmanaged index which covers the universe of US non-investment-grade debt. Issuers are capped at 1% of the Index.

Investors cannot invest directly in an index.

Looking for additional information?

The Fund is traded under the symbol “ISD” and its closing market price is available on most financial websites under the NYSE listings. The daily NAV is available online under the symbol “XISDX” on most financial websites. Barron’s and The Wall Street Journal ’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues press releases that can be found on most major financial websites as well as on pgim.com/investments.

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Schedule of Investments (unaudited)

as of November 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 128.4%

BANK LOANS 12.6%

Auto Manufacturers 0.4%
Navistar, Inc., Tranche B Term Loan, 1 Month LIBOR + 3.500%	3.650	%(c)	11/06/24	2,205	$2,190,330

Chemicals 1.2%
Alpha Bidco, Inc. (United Kingdom), Initial Term B-1 Loan, 3 Month LIBOR + 3.000%	4.000	(c)	01/31/24	487	483,346
Hexion, Inc.,
Senior Secured Term B Loan, 3 Month LIBOR + 3.500%^	3.730	(c)	07/01/26	1,489	1,473,806
Solenis International LP,
First Lien Initial Dollar Term Loan, 3 Month LIBOR + 4.000%	4.233	(c)	06/26/25	3,663	3,612,578
Second Lien Initial Term Loan, 3 Month LIBOR + 8.500%	8.733	(c)	06/26/26	1,000	970,000

					6,539,730

Computers 1.2%
Everi Payments, Inc.,
Term Loan, 1 Month LIBOR + 10.500%^	11.500	(c)	05/09/24	125	129,052
McAfee LLC,
Term B USD Loan, 1 Month LIBOR + 3.750%	3.896	(c)	09/30/24	4,902	4,887,694
Surf Holdings LLC,
Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR + 3.500%	3.750	(c)	03/05/27	1,496	1,462,584

					6,479,330

Electric 0.4%
Heritage Power LLC, Term Loan B, 3 Month LIBOR + 6.000%	7.000	(c)	07/30/26	2,123	2,012,988

Electronics 0.1%
Tiger Merger Sub Co.,
Non-FILO Term Loan, 1 Month LIBOR + 3.500%	3.646	(c)	06/30/25	750	749,766

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	9

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

BANK LOANS (Continued)

Engineering & Construction 0.2%
Landry’s Finance Acquisition Co., 2020 Buy Back Term Loan, 2 Month LIBOR + 12.000%^	13.000	%(c)	10/06/23		740	$846,841
2020 Initial Term Loan, 3 Month LIBOR + 12.000%^	13.000	(c)	10/06/23		60	69,159

						916,000

Entertainment 0.5%
Playtika Holding Corp.,
Term B Loan, 3 Month LIBOR + 6.000%	7.000	(c)	12/10/24		2,214	2,223,158
Scientific Games International, Inc.,
Initial Term B-5 Loan, 1 Month LIBOR + 2.750%	2.896	(c)	08/14/24		296	285,218
Twin River Worldwide Holdings, Inc.,
Term B-1 Facility Loan, 1 Month LIBOR + 8.000%	9.000	(c)	05/11/26		524	551,836

						3,060,212

Insurance 0.5%
Asurion LLC,
Replacement B-6 Term Loan, 1 Month LIBOR + 3.000%	3.146	(c)	11/03/23		367	363,124
Second Lien Replacement B-2 Term Loan, 1 Month LIBOR + 6.500%	6.646	(c)	08/04/25		2,560	2,575,208

						2,938,332

Media 0.3%
iHeartCommunications, Inc.,
New Term Loan, 1 Month LIBOR + 3.000%	3.146	(c)	05/01/26		1,290	1,246,166
Second Amendment Incremental Term Loan, 1 Month
LIBOR + 4.000%	4.750	(c)	05/01/26		649	639,055

						1,885,221

Oil & Gas 1.5%
Ascent Resources Utica Holdings LLC, Second Lien Term Loan, 3 Month LIBOR + 9.000%	10.000	(c)	11/01/25		3,340	3,532,050
Chesapeake Energy Corp.,
Class A Loan, 3 Month LIBOR + 8.000% (Cap N/A, Floor 1.000%)	9.000	(c)	06/24/24	(d)	4,850	3,419,250

See Notes to Financial Statements.

10

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

BANK LOANS (Continued)

Oil & Gas (cont’d.)
Citgo Holding, Inc.,
Term Loan, 3 Month LIBOR + 7.000%	8.000	%(c)	08/01/23		569	$495,010
Citgo Petroleum Corp., 2019 Incremental Term B Loan, 3 Month LIBOR + 5.000%	6.000	(c)	03/27/24		786	746,414

						8,192,724

Pharmaceuticals 0.3%
Mallinckrodt International Finance SA, 2017 Term B Loan, 3 Month LIBOR + 2.750%	5.500	(c)	09/24/24		709	663,863
2018 Incremental Term Loan, 3 Month LIBOR + 3.000%	5.750	(c)	02/24/25		182	169,835
Milano Acquisition Corp.,
Term B Loan, 3 Month LIBOR + 4.000%	4.750	(c)	10/01/27		850	840,792

						1,674,490

Retail 0.3%
CEC Entertainment, Inc.,
Term B Loan, 3 Month LIBOR + 8.500%	9.500	(c)	08/31/26	(d)	560	359,133
Harbor Freight Tools USA, Inc., 2020 Initial Term Loan, 1 Month LIBOR + 3.250%	4.000	(c)	10/19/27		500	495,893
Sally Holdings LLC,
Term B-2 Loan^	4.500		07/05/24		911	906,697

						1,761,723

Software 3.1%
Camelot Co. (Luxembourg),
Amendment No 2 Incremental Term Loans, 1 Month LIBOR + 3.000%	4.000	(c)	10/30/26		770	766,872
Championx Holding, Inc.,
Dollar Term Loan (Second Lien), 3 Month LIBOR + 7.250%	8.250	(c)	06/13/25		1,400	1,386,584
Dun & Bradstreet Corp. (The),
Term Loan B, 1 Month LIBOR + 3.750%	3.893	(c)	02/06/26		2,388	2,371,747
Finastra USA, Inc.,
First Lien Dollar Term Loan, 3 Month LIBOR + 3.500%	4.500	(c)	06/13/24		3,803	3,679,027
Greeneden U.S. Holdings II LLC,
Term Loan, 3 Month LIBOR + 4.000%	4.750		12/01/27		500	497,750
Informatica LLC,
Second Lien Initial Loan	7.125		02/25/25		675	685,125

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	11

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

BANK LOANS (Continued)

Software (cont’d.)
Rackspace Hosting, Inc.,
Term B Loan (First Lien), 2 - 3 Month LIBOR + 3.000%	4.000	%(c)	11/03/23	1,415	$1,404,038
TIBCO Software, Inc.,
Second Lien Term Loan, 1 Month LIBOR + 7.250%	7.400	(c)	03/03/28	3,025	3,032,563
Term Loan B-3, 1 Month LIBOR + 3.750%	3.900	(c)	06/30/26	2,985	2,917,838

					16,741,544

Telecommunications 2.6%
Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 6 Month LIBOR + 3.250%	3.510	(c)	05/27/24	3,318	2,921,750
Intelsat Jackson Holdings SA (Luxembourg),
SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500% (Cap N/A, Floor 0.000%)	6.500	(c)	07/13/21	516	525,785
Tranche B-5 Term Loan	8.625		01/02/24	4,795	4,829,764
West Corp.,
Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	5.000	(c)	10/10/24	3,466	3,291,132
Windstream Services LLC,
Initial Term Loan, 1 Month LIBOR + 6.250%	7.250	(c)	09/21/27	721	687,439
Xplornet Communications, Inc. (Canada),
Initial Term Loan, 1 Month LIBOR + 4.750%	4.896	(c)	06/10/27	1,770	1,749,537

					14,005,407

TOTAL BANK LOANS (cost $70,450,612)					69,147,797

CORPORATE BONDS 115.4%

Advertising 0.9%
Advantage Sales & Marketing, Inc.,
Sr. Sec’d. Notes, 144A	6.500		11/15/28	325	332,445
Clear Channel International BV,
Sr. Sec’d. Notes, 144A	6.625		08/01/25	200	208,500
National CineMedia LLC,
Sr. Sec’d. Notes, 144A(aa)	5.875		04/15/28	1,075	838,718
Sr. Unsec’d. Notes(aa)	5.750		08/15/26	1,175	732,265

See Notes to Financial Statements.

12

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Advertising (cont’d.)
Outfront Media Capital LLC/Outfront Media Capital Corp.,
Gtd. Notes, 144A	6.250%	06/15/25	235	$250,637
Terrier Media Buyer, Inc.,
Gtd. Notes, 144A(aa)	8.875	12/15/27	2,355	2,553,843

				4,916,408

Aerospace & Defense 1.9%
Boeing Co. (The),
Sr. Unsec’d. Notes(aa)	5.150	05/01/30	2,450	2,886,324
Sr. Unsec’d. Notes	5.805	05/01/50	3,150	4,163,003
Howmet Aerospace, Inc.,
Sr. Unsec’d. Notes	6.875	05/01/25	500	582,187
Spirit AeroSystems, Inc.,
Sec’d. Notes, 144A(aa)	7.500	04/15/25	975	1,046,147
SSL Robotics LLC,
Sr. Sec’d. Notes, 144A(aa)	9.750	12/31/23	1,350	1,531,340

				10,209,001

Agriculture 0.6%
Vector Group Ltd.,
Gtd. Notes, 144A	10.500	11/01/26	525	562,604
Sr. Sec’d. Notes, 144A(aa)	6.125	02/01/25	2,650	2,683,125

				3,245,729

Apparel 0.5%
Hanesbrands, Inc.,
Gtd. Notes, 144A	5.375	05/15/25	500	532,058
William Carter Co. (The),
Gtd. Notes, 144A(aa)	5.500	05/15/25	1,200	1,270,327
Wolverine World Wide, Inc.,
Gtd. Notes, 144A	5.000	09/01/26	450	455,174
Gtd. Notes, 144A	6.375	05/15/25	550	588,456

				2,846,015

Auto Manufacturers 2.4%
Allison Transmission, Inc.,
Sr. Unsec’d. Notes, 144A	5.875	06/01/29	419	469,468

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	13

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Manufacturers (cont’d.)
Ford Motor Co.,
Sr. Unsec’d. Notes	4.750%	01/15/43	3,675	$3,614,728
Sr. Unsec’d. Notes	5.291	12/08/46	3,300	3,305,913
Sr. Unsec’d. Notes	9.000	04/22/25	950	1,153,967
Sr. Unsec’d. Notes	9.625	04/22/30	565	786,296
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	5.584	03/18/24	310	333,338
Jaguar Land Rover Automotive PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	7.750	10/15/25	1,000	1,072,089
Navistar International Corp.,
Gtd. Notes, 144A(aa)	6.625	11/01/25	795	831,943
Sr. Sec’d. Notes, 144A(aa)	9.500	05/01/25	775	868,631
PM General Purchaser LLC,
Sr. Sec’d. Notes, 144A	9.500	10/01/28	675	735,585

				13,171,958

Auto Parts & Equipment 2.1%
Adient Global Holdings Ltd.,
Gtd. Notes, 144A	4.875	08/15/26	2,725	2,745,195
Adient US LLC,
Sr. Sec’d. Notes, 144A	9.000	04/15/25	275	307,470
American Axle & Manufacturing, Inc.,
Gtd. Notes(aa)(mm)	6.250	04/01/25	600	620,935
Gtd. Notes(aa)	6.250	03/15/26	686	705,407
Gtd. Notes(aa)	6.500	04/01/27	1,000	1,045,691
Cooper-Standard Automotive, Inc.,
Gtd. Notes, 144A(aa)	5.625	11/15/26	1,090	878,362
Dana Financing Luxembourg SARL,
Gtd. Notes, 144A	5.750	04/15/25	500	520,004
Gtd. Notes, 144A(aa)	6.500	06/01/26	2,665	2,799,992
Dana, Inc.,
Sr. Unsec’d. Notes	5.375	11/15/27	200	212,720
Sr. Unsec’d. Notes	5.625	06/15/28	195	210,466
Tenneco, Inc.,
Sr. Sec’d. Notes, 144A	7.875	01/15/29	400	441,084
Titan International, Inc.,
Sr. Sec’d. Notes	6.500	11/30/23	1,000	914,609

				11,401,935

See Notes to Financial Statements.

14

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks 1.1%
CIT Group, Inc.,
Sr. Unsec’d. Notes	5.000%	08/01/23	375	$407,288
Sub. Notes(aa)	6.125	03/09/28	1,500	1,844,194
Freedom Mortgage Corp.,
Sr. Unsec’d. Notes, 144A	7.625	05/01/26	700	713,989
Popular, Inc. (Puerto Rico),
Sr. Unsec’d. Notes	6.125	09/14/23	2,875	3,084,487

				6,049,958

Building Materials 3.0%
Cornerstone Building Brands, Inc.,
Gtd. Notes, 144A	6.125	01/15/29	900	952,532
Gtd. Notes, 144A(aa)	8.000	04/15/26	1,675	1,763,723
CP Atlas Buyer, Inc.,
Sr. Unsec’d. Notes, 144A	7.000	12/01/28	125	129,389
Forterra Finance LLC/FRTA Finance Corp.,
Sr. Sec’d. Notes, 144A	6.500	07/15/25	275	293,837
Griffon Corp.,
Gtd. Notes(aa)(mm)	5.750	03/01/28	1,255	1,329,775
JELD-WEN, Inc.,
Gtd. Notes, 144A	4.625	12/15/25	701	715,780
Sr. Sec’d. Notes, 144A	6.250	05/15/25	300	323,421
Masonite International Corp.,
Gtd. Notes, 144A	5.375	02/01/28	205	218,555
Gtd. Notes, 144A(aa)	5.750	09/15/26	775	812,319
Patrick Industries, Inc.,
Gtd. Notes, 144A(aa)	7.500	10/15/27	975	1,059,457
SRM Escrow Issuer LLC,
Sr. Sec’d. Notes, 144A	6.000	11/01/28	1,050	1,088,491
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	3.375	01/15/31	625	627,220
Sr. Unsec’d. Notes, 144A(aa)	4.375	07/15/30	875	924,803
Sr. Unsec’d. Notes, 144A(aa)	4.750	01/15/28	1,975	2,075,657
Sr. Unsec’d. Notes, 144A	5.000	02/15/27	370	388,569
Summit Materials LLC/Summit Materials Finance Corp.,
Gtd. Notes, 144A	5.250	01/15/29	230	240,545
Gtd. Notes, 144A(aa)	6.500	03/15/27	1,400	1,487,500
U.S. Concrete, Inc.,
Gtd. Notes(aa)(mm)	6.375	06/01/24	1,300	1,342,523
Gtd. Notes, 144A	5.125	03/01/29	450	463,452

				16,237,548

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	15

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals 4.8%
Ashland LLC,
Gtd. Notes	6.875%	05/15/43	2,125	$2,798,095
Atotech Alpha 2 BV (Germany),
Sr. Unsec’d. Notes, 144A, Cash coupon 8.750% or PIK 9.500%(aa)	8.750	06/01/23	825	831,985
Atotech Alpha 3 BV/Alpha US Bidco, Inc. (United Kingdom),
Gtd. Notes, 144A	6.250	02/01/25	600	611,339
Axalta Coating Systems LLC,
Gtd. Notes, 144A	3.375	02/15/29	550	554,375
Chemours Co. (The),
Gtd. Notes(aa)(mm)	7.000	05/15/25	1,170	1,210,880
Gtd. Notes, 144A	5.750	11/15/28	1,225	1,246,407
Cornerstone Chemical Co.,
Sr. Sec’d. Notes, 144A(aa)	6.750	08/15/24	2,255	2,119,700
HB Fuller Co.,
Sr. Unsec’d. Notes	4.250	10/15/28	375	385,782
Hexion, Inc.,
Gtd. Notes, 144A	7.875	07/15/27	900	968,510
Ingevity Corp.,
Gtd. Notes, 144A	3.875	11/01/28	425	433,108
Minerals Technologies, Inc.,
Gtd. Notes, 144A	5.000	07/01/28	435	451,355
Nouryon Holding BV (Netherlands),
Sr. Unsec’d. Notes, 144A(aa)	8.000	10/01/26	1,505	1,610,770
NOVA Chemicals Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.875	06/01/24	1,100	1,143,867
Sr. Unsec’d. Notes, 144A	5.250	06/01/27	370	385,652
Olin Corp.,
Sr. Unsec’d. Notes, 144A	9.500	06/01/25	655	805,204
Rain CII Carbon LLC/CII Carbon Corp.,
Sec’d. Notes, 144A(aa)	7.250	04/01/25	1,400	1,394,205
TPC Group, Inc.,
Sr. Sec’d. Notes, 144A(aa)	10.500	08/01/24	2,050	1,639,956
Tronox Finance PLC,
Gtd. Notes, 144A(aa)	5.750	10/01/25	940	972,015
Tronox, Inc.,
Gtd. Notes, 144A(aa)(mm)	6.500	04/15/26	2,425	2,516,462
Sr. Sec’d. Notes, 144A	6.500	05/01/25	725	772,093
Valvoline, Inc.,
Gtd. Notes	4.375	08/15/25	370	382,359
Gtd. Notes, 144A	4.250	02/15/30	460	486,438

See Notes to Financial Statements.

16

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Chemicals (cont’d.)
Venator Finance Sarl/Venator Materials LLC,
Gtd. Notes, 144A(aa)	5.750%	07/15/25	1,225	$1,074,752
Sr. Sec’d. Notes, 144A	9.500	07/01/25	625	683,427
W.R. Grace & Co.-Conn.,
Gtd. Notes, 144A	4.875	06/15/27	600	632,207
Gtd. Notes, 144A	5.625	10/01/24	100	107,759

				26,218,702

Commercial Services 6.2%
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26	430	462,369
Sr. Unsec’d. Notes, 144A(aa)	9.750	07/15/27	2,400	2,661,090
AMN Healthcare, Inc.,
Gtd. Notes, 144A	4.000	04/15/29	300	307,452
Gtd. Notes, 144A	4.625	10/01/27	400	418,660
Brink’s Co. (The),
Gtd. Notes, 144A(aa)	5.500	07/15/25	850	907,792
Gartner, Inc.,
Gtd. Notes, 144A	3.750	10/01/30	350	364,043
Gtd. Notes, 144A	4.500	07/01/28	285	300,675
Laureate Education, Inc.,
Gtd. Notes, 144A	8.250	05/01/25	4,500	4,783,153
Nielsen Co. Luxembourg SARL (The),
Gtd. Notes, 144A	5.500	10/01/21	161	161,316
Nielsen Finance LLC/Nielsen Finance Co.,
Gtd. Notes, 144A	5.000	04/15/22	270	270,853
Gtd. Notes, 144A	5.625	10/01/28	700	746,509
Gtd. Notes, 144A	5.875	10/01/30	425	467,437
Refinitiv US Holdings, Inc.,
Gtd. Notes, 144A(aa)	8.250	11/15/26	6,767	7,377,106
Sr. Sec’d. Notes, 144A(aa)	6.250	05/15/26	500	535,041
Sabre GLBL, Inc.,
Sr. Sec’d. Notes, 144A	7.375	09/01/25	150	161,551
Service Corp. International,
Sr. Unsec’d. Notes	3.375	08/15/30	335	343,536
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc.,
Gtd. Notes, 144A	4.625	11/01/26	205	212,884
United Rentals North America, Inc.,
Gtd. Notes(aa)(mm)	4.000	07/15/30	675	712,876
Gtd. Notes(aa)	4.875	01/15/28	7,025	7,496,462

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	17

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)
United Rentals North America, Inc., (cont’d.)
Gtd. Notes(aa)(mm)	5.250%	01/15/30	1,425	$1,591,799
Verscend Escrow Corp.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	08/15/26	3,085	3,354,035

				33,636,639

Computers 2.4%
Banff Merger Sub, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	9.750	09/01/26	4,050	4,336,080
Dell International LLC/EMC Corp.,
Gtd. Notes, 144A(aa)	5.875	06/15/21	1,942	1,945,279
Everi Payments, Inc.,
Gtd. Notes, 144A(aa)	7.500	12/15/25	2,002	2,050,465
NCR Corp.,
Gtd. Notes, 144A	5.000	10/01/28	550	570,014
Gtd. Notes, 144A	5.250	10/01/30	350	369,452
Gtd. Notes, 144A(aa)	5.750	09/01/27	1,000	1,055,948
Gtd. Notes, 144A	8.125	04/15/25	350	390,534
Tempo Acquisition LLC/Tempo Acquisition Finance Corp.,
Sr. Sec’d. Notes, 144A	5.750	06/01/25	375	398,710
Sr. Unsec’d. Notes, 144A(aa)	6.750	06/01/25	2,085	2,139,305

				13,255,787

Distribution/Wholesale 0.8%
Avient Corp.,
Sr. Unsec’d. Notes, 144A	5.750	05/15/25	375	400,586
Core & Main Holdings LP,
Sr. Unsec’d. Notes, 144A, Cash coupon 8.625% or PIK 9.375%(aa)	8.625	09/15/24	1,400	1,429,141
H&E Equipment Services, Inc.,
Gtd. Notes(aa)(mm)	5.625	09/01/25	689	719,794
Sr. Unsec’d. Notes, 144A	3.875	12/15/28	1,800	1,800,000
Performance Food Group, Inc.,
Gtd. Notes, 144A	5.500	10/15/27	125	133,087

				4,482,608

Diversified Financial Services 3.2%
Alliance Data Systems Corp.,
Gtd. Notes, 144A	4.750	12/15/24	1,075	1,032,242

See Notes to Financial Statements.

18

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Diversified Financial Services (cont’d.)
Fairstone Financial, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.875%	07/15/24	720	$762,699
LPL Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.750	09/15/25	1,280	1,324,528
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(aa)	5.500	08/15/28	2,645	2,752,947
Gtd. Notes, 144A(aa)	6.000	01/15/27	1,850	1,919,190
Navient Corp.,
Sr. Unsec’d. Notes	5.875	03/25/21	150	152,093
Sr. Unsec’d. Notes	6.625	07/26/21	150	153,757
OneMain Finance Corp.,
Gtd. Notes	6.625	01/15/28	500	580,980
Gtd. Notes(aa)	6.875	03/15/25	350	401,415
Gtd. Notes(aa)	7.125	03/15/26	5,898	6,790,313
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	5.375	10/15/25	800	834,009
Quicken Loans LLC/Quicken Loans Co-Issuer, Inc.,
Gtd. Notes, 144A	3.875	03/01/31	900	912,375

				17,616,548

Electric 4.5%
Calpine Corp.,
Sr. Unsec’d. Notes, 144A(aa)(mm)	4.625	02/01/29	1,100	1,137,285
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	1,675	1,765,251
Sr. Unsec’d. Notes, 144A(aa)	5.125	03/15/28	5,950	6,256,414
Keystone Power Pass-Through Holders LLC/Conemaugh Power Pass-Through Holders,
Gtd. Notes, 144A	9.000	12/01/23	86	81,428
Sub. Notes, 144A, Cash coupon 13.000% or PIK 13.000%	13.000	06/01/24	296	243,155
NRG Energy, Inc.,
Gtd. Notes(aa)	5.750	01/15/28	2,150	2,345,591
Gtd. Notes, 144A	5.250	06/15/29	400	436,023
PG&E Corp.,
Sr. Sec’d. Notes(aa)	5.000	07/01/28	1,625	1,735,342
Sr. Sec’d. Notes(aa)	5.250	07/01/30	2,135	2,326,278
Vistra Operations Co. LLC,
Gtd. Notes, 144A(aa)	5.000	07/31/27	1,100	1,160,006
Gtd. Notes, 144A(aa)	5.625	02/15/27	6,700	7,080,243

				24,567,016

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	19

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electrical Components & Equipment 0.4%
WESCO Distribution, Inc.,
Gtd. Notes, 144A	7.125%	06/15/25	650	$710,446
Gtd. Notes, 144A(aa)	7.250	06/15/28	1,130	1,269,032

				1,979,478

Electronics 0.1%
Brightstar Escrow Corp.,
Sr. Sec’d. Notes, 144A	9.750	10/15/25	475	490,728
Sensata Technologies, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	260	263,062

				753,790

Energy-Alternate Sources 0.1%
Enviva Partners LP/Enviva Partners Finance Corp.,
Gtd. Notes, 144A(aa)	6.500	01/15/26	600	641,125

Engineering & Construction 1.0%
AECOM,
Gtd. Notes(aa)	5.125	03/15/27	1,940	2,168,024
Gtd. Notes	5.875	10/15/24	675	749,325
PowerTeam Services LLC,
Sr. Sec’d. Notes, 144A	9.033	12/04/25	700	768,105
TopBuild Corp.,
Gtd. Notes, 144A(aa)	5.625	05/01/26	1,931	2,003,211

				5,688,665

Entertainment 5.5%
AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% / PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	12.000	06/15/26	2,742	723,679
Sr. Sec’d. Notes, 144A	10.500	04/24/26	465	348,446
Bally’s Corp.,
Gtd. Notes, 144A(aa)(mm)	6.750	06/01/27	1,770	1,848,783
Caesars Entertainment, Inc.,
Sr. Sec’d. Notes, 144A	6.250	07/01/25	510	542,998
Sr. Unsec’d. Notes, 144A	8.125	07/01/27	545	599,038
Caesars Resort Collection LLC/CRC Finco, Inc.,
Gtd. Notes, 144A(aa)	5.250	10/15/25	3,275	3,290,442
Sr. Sec’d. Notes, 144A	5.750	07/01/25	150	158,685

See Notes to Financial Statements.

20

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Entertainment (cont’d.)
CCM Merger, Inc.,
Sr. Unsec’d. Notes, 144A	6.375%	05/01/26	275	$286,691
Cedar Fair LP,
Gtd. Notes	5.250	07/15/29	600	614,697
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.,
Gtd. Notes	5.375	06/01/24	75	75,144
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	7.625	04/15/26	2,275	2,358,257
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	5.250	01/15/29	600	634,735
Sr. Sec’d. Notes, 144A	6.500	02/15/25	2,110	2,328,669
Jacobs Entertainment, Inc.,
Sec’d. Notes, 144A(aa)	7.875	02/01/24	2,500	2,535,634
Merlin Entertainments Ltd. (United Kingdom),
Sec’d. Notes, 144A	5.750	06/15/26	200	208,999
Motion Bondco DAC (United Kingdom),
Gtd. Notes, 144A	6.625	11/15/27	950	946,670
Peninsula Pacific Entertainment LLC/Peninsula Pacific
Entertainment Finance Inc.,,
Sr. Unsec’d. Notes, 144A	8.500	11/15/27	850	903,168
Penn National Gaming, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.625	01/15/27	2,630	2,736,510
Scientific Games International, Inc.,
Gtd. Notes, 144A	7.000	05/15/28	200	208,328
Gtd. Notes, 144A(aa)	7.250	11/15/29	992	1,053,759
Gtd. Notes, 144A(aa)	8.250	03/15/26	3,225	3,457,442
Gtd. Notes, 144A(aa)	8.625	07/01/25	1,375	1,485,152
Six Flags Entertainment Corp.,
Gtd. Notes, 144A	4.875	07/31/24	1,212	1,205,477
Gtd. Notes, 144A	5.500	04/15/27	525	531,385
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.,
Gtd. Notes, 144A(aa)	5.125	10/01/29	860	874,666
Sr. Unsec’d. Notes, 144A	7.750	04/15/25	275	296,198

				30,253,652

Foods 3.3%
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC,
Gtd. Notes, 144A(aa)	3.500	03/15/29	1,200	1,196,665
Gtd. Notes, 144A	4.625	01/15/27	425	447,370

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	21

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Albertson’s Cos., Inc./Safeway, Inc./New Albertson’s LP/Albertson’s LLC, (cont’d.)
Gtd. Notes, 144A(aa)	4.875%	02/15/30	600	$656,220
B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27	1,200	1,253,731
JBS USA LUX SA/JBS USA Finance, Inc.,
Gtd. Notes, 144A(aa)	5.750	06/15/25	1,650	1,699,537
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A(aa)	6.500	04/15/29	1,025	1,173,913
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/15/30	1,950	2,193,066
Pilgrim’s Pride Corp.,
Gtd. Notes, 144A	5.750	03/15/25	50	51,324
Gtd. Notes, 144A(aa)	5.875	09/30/27	4,800	5,168,688
Post Holdings, Inc.,
Gtd. Notes, 144A	4.625	04/15/30	1,375	1,435,452
Gtd. Notes, 144A	5.625	01/15/28	111	118,081
Gtd. Notes, 144A(aa)	5.750	03/01/27	1,350	1,425,847
SEG Holding LLC/SEG Finance Corp.,
Sr. Sec’d. Notes, 144A	5.625	10/15/28	25	26,186
US Foods, Inc.,
Gtd. Notes, 144A(aa)(mm)	5.875	06/15/24	1,375	1,390,974

				18,237,054

Gas 1.0%
AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.500	05/20/25	600	659,599
Sr. Unsec’d. Notes(aa)	5.625	05/20/24	225	245,847
Sr. Unsec’d. Notes(aa)	5.750	05/20/27	3,250	3,704,210
Sr. Unsec’d. Notes(aa)	5.875	08/20/26	675	758,909

				5,368,565

Healthcare-Services 6.6%
Acadia Healthcare Co., Inc.,
Gtd. Notes	6.500	03/01/24	150	153,868
Centene Corp.,
Sr. Unsec’d. Notes(aa)	4.250	12/15/27	1,050	1,118,338
DaVita, Inc.,
Gtd. Notes, 144A	3.750	02/15/31	825	822,548
Gtd. Notes, 144A(aa)	4.625	06/01/30	1,275	1,343,027
Encompass Health Corp.,
Gtd. Notes	4.625	04/01/31	225	239,949

See Notes to Financial Statements.

22

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)
Encompass Health Corp., (cont’d.)
Gtd. Notes(aa)	4.750%	02/01/30	540	$574,853
HCA, Inc.,
Gtd. Notes(aa)	5.625	09/01/28	3,700	4,346,481
Sr. Sec’d. Notes(aa)	4.750	05/01/23	4,700	5,130,929
MEDNAX, Inc.,
Gtd. Notes, 144A	5.250	12/01/23	525	530,920
Gtd. Notes, 144A(aa)	6.250	01/15/27	755	808,131
Molina Healthcare, Inc.,
Sr. Unsec’d. Notes(aa)	5.375	11/15/22	1,610	1,693,475
Prime Healthcare Services, Inc.,
Sr. Sec’d. Notes, 144A	7.250	11/01/25	550	574,793
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc.,
Gtd. Notes, 144A(aa)	9.750	12/01/26	4,300	4,725,442
Surgery Center Holdings, Inc.,
Gtd. Notes, 144A(aa)	10.000	04/15/27	1,195	1,308,404
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	2,775	2,813,670
Sec’d. Notes	5.125	05/01/25	300	303,110
Sec’d. Notes, 144A	6.250	02/01/27	1,350	1,416,950
Sr. Sec’d. Notes, 144A(aa)	4.875	01/01/26	1,118	1,157,322
Sr. Unsec’d. Notes(aa)	6.750	06/15/23	3,475	3,732,636
Sr. Unsec’d. Notes(aa)	6.875	11/15/31	1,250	1,286,599
Sr. Unsec’d. Notes(aa)(mm)	7.000	08/01/25	1,800	1,858,955

				35,940,400

Home Builders 6.0%
Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	9.875	04/01/27	2,608	2,925,534
Beazer Homes USA, Inc.,
Gtd. Notes(aa)	5.875	10/15/27	1,350	1,420,521
Gtd. Notes(aa)	7.250	10/15/29	2,675	3,000,661
Brookfield Residential Properties, Inc./Brookfield
Residential US Corp. (Canada),
Gtd. Notes, 144A(aa)	4.875	02/15/30	1,875	1,860,015
Gtd. Notes, 144A(aa)	6.250	09/15/27	815	861,039
Gtd. Notes, 144A	6.375	05/15/25	300	311,205
Century Communities, Inc.,
Gtd. Notes(aa)	6.750	06/01/27	1,725	1,855,507

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	23

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Home Builders (cont’d.)
Forestar Group, Inc.,
Gtd. Notes, 144A(aa)	5.000%	03/01/28	650	$655,852
Gtd. Notes, 144A(aa)	8.000	04/15/24	1,025	1,080,131
KB Home,
Gtd. Notes	4.800	11/15/29	425	470,199
Gtd. Notes(aa)	6.875	06/15/27	1,800	2,125,064
Lennar Corp.,
Gtd. Notes(aa)	5.000	06/15/27	1,250	1,479,524
M/I Homes, Inc.,
Gtd. Notes	4.950	02/01/28	425	447,963
Gtd. Notes(aa)	5.625	08/01/25	1,000	1,041,904
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	4.625	03/01/30	900	949,008
Sr. Unsec’d. Notes, 144A(aa)	5.250	12/15/27	1,075	1,140,871
Meritage Homes Corp.,
Gtd. Notes(aa)	5.125	06/06/27	2,748	3,052,146
New Home Co., Inc. (The),
Gtd. Notes, 144A	7.250	10/15/25	350	361,560
PulteGroup, Inc.,
Gtd. Notes	5.000	01/15/27	487	574,684
Shea Homes LP/Shea Homes Funding Corp.,
Sr. Unsec’d. Notes, 144A	4.750	02/15/28	250	258,814
STL Holding Co. LLC,
Sr. Unsec’d. Notes, 144A	7.500	02/15/26	425	434,802
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.875	06/15/27	400	452,943
Gtd. Notes, 144A(aa)	6.625	07/15/27	2,800	3,038,417
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	455	506,187
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc.,
Gtd. Notes, 144A(aa)	5.625	03/01/24	1,873	2,006,081
TRI Pointe Group, Inc.,
Gtd. Notes	5.700	06/15/28	315	358,030

				32,668,662

Household Products/Wares 0.2%
Spectrum Brands, Inc.,
Gtd. Notes	5.750	07/15/25	575	593,895
Gtd. Notes, 144A	5.000	10/01/29	250	269,919

				863,814

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Housewares 0.2%
Scotts Miracle-Gro Co. (The),
Gtd. Notes(aa)	4.500%	10/15/29	1,125	$1,200,252

Internet 0.2%
Arches Buyer, Inc.,
Sr. Sec’d. Notes, 144A	4.250	06/01/28	325	325,761
Cablevision Lightpath LLC,
Sr. Sec’d. Notes, 144A	3.875	09/15/27	425	429,295
Sr. Unsec’d. Notes, 144A	5.625	09/15/28	325	340,611

				1,095,667

Iron/Steel 0.2%
Big River Steel LLC/BRS Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	6.625	01/31/29	1,100	1,165,029

Leisure Time 0.4%
Carnival Corp.,
Sr. Unsec’d. Notes, 144A	7.625	03/01/26	25	26,483
NCL Corp. Ltd.,
Sr. Sec’d. Notes, 144A	10.250	02/01/26	980	1,113,174
Sr. Sec’d. Notes, 144A	12.250	05/15/24	235	278,603
Sr. Unsec’d. Notes, 144A	3.625	12/15/24	575	513,445
Royal Caribbean Cruises Ltd.,
Sr. Unsec’d. Notes	5.250	11/15/22	150	148,263

				2,079,968

Lodging 3.0%
Boyd Gaming Corp.,
Gtd. Notes	6.000	08/15/26	630	655,012
Gtd. Notes(aa)(mm)	6.375	04/01/26	775	804,819
Gtd. Notes, 144A	8.625	06/01/25	500	555,355
Hilton Domestic Operating Co., Inc.,
Gtd. Notes	4.875	01/15/30	400	431,297
Gtd. Notes(aa)	5.125	05/01/26	1,600	1,657,648
Gtd. Notes, 144A	4.000	05/01/31	1,025	1,076,457
Gtd. Notes, 144A	5.375	05/01/25	300	317,254
Gtd. Notes, 144A	5.750	05/01/28	325	350,786
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp.,
Gtd. Notes	4.875	04/01/27	625	651,337

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	25

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Lodging (cont’d.)
Marriott International, Inc.,
Sr. Unsec’d. Notes	2.875%	03/01/21	250	$250,798
Sr. Unsec’d. Notes, Series EE	5.750	05/01/25	300	347,660
MGM Resorts International,
Gtd. Notes	4.625	09/01/26	375	385,953
Gtd. Notes(aa)	4.750	10/15/28	1,475	1,535,853
Gtd. Notes(aa)	5.500	04/15/27	886	948,987
Gtd. Notes	6.000	03/15/23	175	187,182
Gtd. Notes(aa)(mm)	6.750	05/01/25	2,325	2,495,454
Station Casinos LLC,
Gtd. Notes, 144A(aa)	4.500	02/15/28	1,150	1,132,953
Wyndham Destinations, Inc.,
Sr. Sec’d. Notes, 144A	4.625	03/01/30	575	593,925
Wynn Macau Ltd. (Macau),
Sr. Unsec’d. Notes, 144A	5.125	12/15/29	1,000	1,008,102
Sr. Unsec’d. Notes, 144A	5.500	01/15/26	800	809,379

				16,196,211

Machinery-Diversified 0.5%
Maxim Crane Works Holdings Capital LLC,
Sec’d. Notes, 144A	10.125	08/01/24	2,475	2,550,455

Media 9.7%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	4,050	4,200,438
Sr. Unsec’d. Notes, 144A	4.500	05/01/32	2,425	2,560,793
Sr. Unsec’d. Notes, 144A(aa)	4.750	03/01/30	2,300	2,438,067
Sr. Unsec’d. Notes, 144A(aa)	5.375	06/01/29	3,150	3,442,282
Sr. Unsec’d. Notes, 144A	5.500	05/01/26	500	520,699
Clear Channel Worldwide Holdings, Inc.,
Gtd. Notes(aa)	9.250	02/15/24	5,151	5,154,357
Sr. Sec’d. Notes, 144A	5.125	08/15/27	400	403,991
CSC Holdings LLC,
Gtd. Notes, 144A(aa)	4.125	12/01/30	775	801,213
Sr. Unsec’d. Notes, 144A	3.375	02/15/31	1,175	1,142,091
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	4,875	4,988,217
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Gtd. Notes, 144A(aa)	6.625	08/15/27	5,755	3,300,612
Sr. Sec’d. Notes, 144A(aa)	5.375	08/15/26	2,145	1,661,973

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
DISH DBS Corp.,
Gtd. Notes	7.375%	07/01/28	740	$801,971
Gtd. Notes(aa)	7.750	07/01/26	3,835	4,364,287
Entercom Media Corp.,
Sec’d. Notes, 144A(aa)	6.500	05/01/27	1,200	1,161,468
Gray Television, Inc.,
Gtd. Notes, 144A	4.750	10/15/30	450	456,072
Gtd. Notes, 144A(aa)	7.000	05/15/27	1,950	2,150,477
iHeartCommunications, Inc.,
Gtd. Notes(aa)	8.375	05/01/27	1,625	1,726,287
Sr. Sec’d. Notes	6.375	05/01/26	200	211,976
Midcontinent Communications/Midcontinent Finance Corp.,
Gtd. Notes, 144A	5.375	08/15/27	550	575,281
Nexstar Broadcasting, Inc.,
Gtd. Notes, 144A(aa)(mm)	5.625	07/15/27	1,000	1,065,258
Sr. Unsec’d. Notes, 144A	4.750	11/01/28	775	798,098
Radiate Holdco LLC/Radiate Finance, Inc.,
Sr. Sec’d. Notes, 144A	4.500	09/15/26	425	442,784
Sr. Unsec’d. Notes, 144A	6.500	09/15/28	1,000	1,063,925
Scripps Escrow, Inc.,
Gtd. Notes, 144A(aa)(mm)	5.875	07/15/27	1,190	1,202,788
Sinclair Television Group, Inc.,
Gtd. Notes, 144A	5.875	03/15/26	1,200	1,219,805
TEGNA, Inc.,
Gtd. Notes, 144A	4.750	03/15/26	750	796,147
Univision Communications, Inc.,
Sr. Sec’d. Notes, 144A(aa)	5.125	02/15/25	800	805,401
Sr. Sec’d. Notes, 144A(aa)	6.625	06/01/27	3,460	3,700,707

				53,157,465

Mining 3.1%
Constellium SE,
Gtd. Notes, 144A(aa)	6.625	03/01/25	3,395	3,504,611
Eldorado Gold Corp. (Turkey),
Sec’d. Notes, 144A(aa)	9.500	06/01/24	1,408	1,548,550
First Quantum Minerals Ltd. (Zambia),
Gtd. Notes, 144A	6.875	03/01/26	300	310,149
Gtd. Notes, 144A	6.875	10/15/27	400	418,413
Gtd. Notes, 144A	7.250	04/01/23	1,700	1,736,231
Gtd. Notes, 144A	7.500	04/01/25	2,305	2,391,148

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	27

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Mining (cont’d.)
Freeport-McMoRan, Inc.,
Gtd. Notes(aa)	4.375%	08/01/28		1,075	$1,147,682
Gtd. Notes(aa)	4.625	08/01/30		800	889,354
Hecla Mining Co.,
Gtd. Notes(aa)	7.250	02/15/28		385	415,285
Hudbay Minerals, Inc. (Peru),
Gtd. Notes, 144A	6.125	04/01/29		500	537,153
IAMGOLD Corp. (Burkina Faso),
Gtd. Notes, 144A	5.750	10/15/28		725	727,291
New Gold, Inc. (Canada),
Gtd. Notes, 144A(aa)	6.375	05/15/25		1,369	1,426,844
Sr. Unsec’d. Notes, 144A	7.500	07/15/27		1,005	1,095,389
Novelis Corp.,
Gtd. Notes, 144A	4.750	01/30/30		925	981,024

					17,129,124

Miscellaneous Manufacturing 2.2%
Amsted Industries, Inc.,
Gtd. Notes, 144A(aa)	5.625	07/01/27		575	611,522
Sr. Unsec’d. Notes, 144A(aa)	4.625	05/15/30		785	831,332
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.500	12/01/24		1,975	1,766,278
Sr. Unsec’d. Notes, 144A(aa)	7.500	03/15/25		550	474,240
Sr. Unsec’d. Notes, 144A(aa)	7.875	04/15/27		1,305	1,112,135
Sr. Unsec’d. Notes, 144A(aa)	8.750	12/01/21		6,900	7,077,077
FXI Holdings, Inc.,
Sr. Sec’d. Notes, 144A	7.875	11/01/24		222	222,781

					12,095,365

Office/Business Equipment 0.1%
CDW LLC/CDW Finance Corp.,
Gtd. Notes	3.250	02/15/29		710	712,102

Oil & Gas 8.7%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp.,
Gtd. Notes	7.875	12/15/24	(d)	5,325	3,514
Antero Resources Corp.,
Gtd. Notes	5.000	03/01/25		2,225	1,773,614
Gtd. Notes(aa)	5.625	06/01/23		3,925	3,528,562

See Notes to Financial Statements.

28

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Apache Corp.,
Sr. Unsec’d. Notes	4.375%	10/15/28		450	$458,090
Sr. Unsec’d. Notes	5.100	09/01/40		550	567,678
Sr. Unsec’d. Notes	7.750	12/15/29		100	111,976
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27		1,752	1,837,457
Sr. Unsec’d. Notes, 144A	7.000	11/01/26		450	422,742
Citgo Holding, Inc.,
Sr. Sec’d. Notes, 144A	9.250	08/01/24		2,403	2,144,386
CITGO Petroleum Corp.,
Sr. Sec’d. Notes, 144A	7.000	06/15/25		1,175	1,145,628
CNX Resources Corp.,
Gtd. Notes, 144A(aa)	7.250	03/14/27		1,350	1,427,186
CrownRock LP/CrownRock Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.625	10/15/25		575	585,833
Diamond Offshore Drilling, Inc.,
Sr. Unsec’d. Notes (original cost $1,174,969; purchased 12/13/19 - 01/10/20)(f)	7.875	08/15/25	(d)	1,350	111,616
Double Eagle III Midco 1 LLC/Double Eagle Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.750	12/15/25		1,875	1,927,627
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	5.500	01/30/26		1,925	1,982,467
Sr. Unsec’d. Notes, 144A(aa)	5.750	01/30/28		975	1,037,916
Sr. Unsec’d. Notes, 144A	6.625	07/15/25		300	319,891
EQT Corp.,
Sr. Unsec’d. Notes(aa)	3.900	10/01/27		1,600	1,584,827
Sr. Unsec’d. Notes	5.000	01/15/29		275	290,719
Sr. Unsec’d. Notes	8.750	02/01/30		250	316,250
Extraction Oil & Gas, Inc.,
Gtd. Notes, 144A	5.625	02/01/26	(d)	2,702	635,800
Gtd. Notes, 144A	7.375	05/15/24	(d)	975	230,525
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A(aa)	5.750	10/01/25		1,075	1,050,378
Sr. Unsec’d. Notes, 144A(aa)	6.250	11/01/28		1,658	1,641,014
MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.000	03/31/24		300	301,822
Gtd. Notes, 144A(aa)(mm)	7.125	02/01/27		1,802	1,772,358
Nabors Industries Ltd.,
Gtd. Notes, 144A	7.250	01/15/26		425	238,257
Gtd. Notes, 144A	7.500	01/15/28		775	410,663

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	29

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Nabors Industries, Inc.,
Gtd. Notes	5.750%	02/01/25	4,325	$1,583,545
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes(aa)	2.700	08/15/22	2,080	2,046,841
Sr. Unsec’d. Notes(aa)	2.700	02/15/23	825	792,562
Sr. Unsec’d. Notes(aa)	2.900	08/15/24	1,375	1,281,789
Sr. Unsec’d. Notes	3.125	02/15/22	50	49,856
Sr. Unsec’d. Notes	3.200	08/15/26	25	22,076
Sr. Unsec’d. Notes	3.450	07/15/24	1,175	1,073,541
Sr. Unsec’d. Notes	5.550	03/15/26	75	74,696
Sr. Unsec’d. Notes	5.875	09/01/25	125	126,035
Sr. Unsec’d. Notes	6.625	09/01/30	475	496,086
Sr. Unsec’d. Notes	8.875	07/15/30	25	28,206
Ovintiv, Inc.,
Gtd. Notes	6.500	08/15/34	100	107,382
Gtd. Notes	6.500	02/01/38	50	53,052
Gtd. Notes	6.625	08/15/37	150	158,402
PBF Holding Co. LLC/PBF Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)(mm)	9.250	05/15/25	1,195	1,186,248
Precision Drilling Corp. (Canada),
Gtd. Notes, 144A(aa)	7.125	01/15/26	2,560	1,690,030
Range Resources Corp.,
Gtd. Notes	4.875	05/15/25	475	439,736
Gtd. Notes	5.000	03/15/23	1,523	1,486,789
Gtd. Notes, 144A(aa)	9.250	02/01/26	1,325	1,375,694
Sunoco LP/Sunoco Finance Corp.,
Gtd. Notes, 144A	4.500	05/15/29	600	620,984
Transocean, Inc.,
Gtd. Notes, 144A	7.250	11/01/25	1,820	724,931
Gtd. Notes, 144A	7.500	01/15/26	3,250	952,872
Gtd. Notes, 144A	8.000	02/01/27	850	331,502
WPX Energy, Inc.,
Sr. Unsec’d. Notes(aa)	5.250	09/15/24	1,825	1,953,140
Sr. Unsec’d. Notes(aa)	5.250	10/15/27	1,225	1,293,026

				47,807,817

Packaging & Containers 1.0%
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, 144A, Cash coupon 6.500% or PIK 7.250%(aa)	6.500	06/30/27	1,275	1,341,969

See Notes to Financial Statements.

30

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Packaging & Containers (cont’d.)
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.,
Sr. Sec’d. Notes, 144A	4.125%	08/15/26	475	$494,096
Sr. Unsec’d. Notes, 144A	5.250	08/15/27	1,075	1,123,795
Graham Packaging Co., Inc.,
Gtd. Notes, 144A	7.125	08/15/28	235	253,203
Owens-Brockway Glass Container, Inc.,
Gtd. Notes, 144A	6.375	08/15/25	500	551,735
Gtd. Notes, 144A(aa)	6.625	05/13/27	975	1,060,942
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Lu,
Sr. Sec’d. Notes, 144A	5.125	07/15/23	10	10,128
TriMas Corp.,
Gtd. Notes, 144A	4.875	10/15/25	365	372,538

				5,208,406

Pharmaceuticals 2.5%
AdaptHealth LLC,
Gtd. Notes, 144A	6.125	08/01/28	420	453,419
Bausch Health Americas, Inc.,
Gtd. Notes, 144A(aa)	8.500	01/31/27	1,500	1,652,843
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(aa)	5.000	01/30/28	1,000	1,001,657
Gtd. Notes, 144A	5.000	02/15/29	450	453,245
Gtd. Notes, 144A(aa)	5.250	01/30/30	750	766,599
Gtd. Notes, 144A	5.250	02/15/31	550	555,953
Gtd. Notes, 144A(aa)(mm)	6.125	04/15/25	4,600	4,733,399
Gtd. Notes, 144A	6.250	02/15/29	1,000	1,059,706
Gtd. Notes, 144A(aa)	7.000	01/15/28	825	888,802
Gtd. Notes, 144A(aa)	7.250	05/30/29	1,110	1,226,812
Cheplapharm Arzneimittel GmbH (Germany),
Sr. Sec’d. Notes, 144A	5.500	01/15/28	250	258,481
P&L Development LLC/PLD Finance Corp.,
Sr. Sec’d. Notes, 144A	7.750	11/15/25	675	714,441

				13,765,357

Pipelines 5.1%
Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes(aa)	5.375	09/15/24	530	499,836

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	31

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Antero Midstream Partners LP/Antero Midstream Finance Corp., (cont’d.)
Gtd. Notes, 144A(aa)(mm)	5.750%		01/15/28	2,425	$2,185,494
Cheniere Energy, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.625		10/15/28	3,250	3,367,661
DCP Midstream Operating LP,
Gtd. Notes(aa)	5.125		05/15/29	1,375	1,457,804
Gtd. Notes	5.625		07/15/27	510	553,997
Energy Transfer Operating LP,
Jr. Sub. Notes, Series G(aa)	7.125	(ff)	–(rr)	1,075	989,617
EQM Midstream Partners LP,
Sr. Unsec’d. Notes	4.750		07/15/23	250	255,013
Sr. Unsec’d. Notes	5.500		07/15/28	50	53,177
Sr. Unsec’d. Notes, 144A(aa)	6.000		07/01/25	955	1,018,676
Sr. Unsec’d. Notes, 144A	6.500		07/01/27	1,275	1,406,051
Global Partners LP/GLP Finance Corp.,
Gtd. Notes(aa)	7.000		08/01/27	750	803,229
Gtd. Notes, 144A	6.875		01/15/29	375	400,513
Hess Midstream Operations LP,
Gtd. Notes, 144A	5.625		02/15/26	100	103,276
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.875		08/15/27	25	27,876
Sr. Unsec’d. Notes, 144A	7.768		12/15/37	1,000	1,322,616
Rattler Midstream LP,
Gtd. Notes, 144A	5.625		07/15/25	335	354,528
Rockies Express Pipeline LLC,
Sr. Unsec’d. Notes, 144A	6.875		04/15/40	2,750	2,914,425
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500		09/15/24	75	74,237
Gtd. Notes, 144A(aa)	5.500		01/15/28	3,304	3,132,846
Gtd. Notes, 144A	7.500		10/01/25	125	128,557
Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
Gtd. Notes	5.000		01/15/28	200	209,911
Gtd. Notes(aa)	5.375		02/01/27	1,575	1,647,498
Gtd. Notes(aa)	6.500		07/15/27	1,000	1,083,353
Gtd. Notes, 144A	4.875		02/01/31	250	265,833
Gtd. Notes, 144A	5.500		03/01/30	150	162,586
Western Midstream Operating LP,
Sr. Unsec’d. Notes	3.950		06/01/25	600	599,725
Sr. Unsec’d. Notes	4.000		07/01/22	250	254,567

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)
Western Midstream Operating LP, (cont’d.)
Sr. Unsec’d. Notes	4.350%	02/01/25	75	$74,829
Sr. Unsec’d. Notes(aa)	5.300	02/01/30	2,375	2,536,515

				27,884,246

Real Estate 1.4%
Five Point Operating Co. LP/Five Point Capital Corp.,
Gtd. Notes, 144A(aa)	7.875	11/15/25	2,200	2,313,204
Greystar Real Estate Partners LLC,
Sr. Sec’d. Notes, 144A(aa)	5.750	12/01/25	2,000	2,045,925
Howard Hughes Corp. (The),
Gtd. Notes, 144A(aa)	5.375	03/15/25	775	799,110
Gtd. Notes, 144A	5.375	08/01/28	340	361,123
Hunt Cos., Inc.,
Sr. Sec’d. Notes, 144A(aa)	6.250	02/15/26	2,225	2,249,407

				7,768,769

Real Estate Investment Trusts (REITs) 3.3%
Diversified Healthcare Trust,
Gtd. Notes(aa)	9.750	06/15/25	2,150	2,454,924
ESH Hospitality, Inc.,
Gtd. Notes, 144A	4.625	10/01/27	550	558,934
Gtd. Notes, 144A(aa)	5.250	05/01/25	1,600	1,639,802
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	4.000	01/15/30	325	349,264
Gtd. Notes(aa)	5.375	11/01/23	750	810,756
Gtd. Notes	5.375	04/15/26	475	536,324
Host Hotels & Resorts LP,
Sr. Unsec’d. Notes, Series H(aa)	3.375	12/15/29	1,000	1,004,014
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.,
Gtd. Notes(aa)	4.500	01/15/28	2,000	2,090,893
Gtd. Notes, 144A	4.625	06/15/25	245	258,252
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	3.500	03/15/31	150	152,491
Gtd. Notes(aa)	5.000	10/15/27	2,325	2,459,010
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer,
Sr. Sec’d. Notes, 144A(aa)	5.875	10/01/28	1,375	1,452,344
Sr. Sec’d. Notes, 144A(aa)(mm)	7.500	06/01/25	1,940	2,098,597

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	33

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) (cont’d.)
RHP Hotel Properties LP/RHP Finance Corp.,
Gtd. Notes	5.000%	04/15/23		75	$75,039
VICI Properties LP/VICI Note Co., Inc.,
Gtd. Notes, 144A(aa)	4.250	12/01/26		1,235	1,280,896
Gtd. Notes, 144A(aa)	4.625	12/01/29		1,000	1,066,037

					18,287,577

Retail 4.2%
1011778 BC ULC/New Red Finance, Inc. (Canada),
Sec’d. Notes, 144A	4.000	10/15/30		2,700	2,696,660
Brinker International, Inc.,
Gtd. Notes, 144A(aa)(mm)	5.000	10/01/24		1,250	1,284,328
Sr. Unsec’d. Notes	3.875	05/15/23		250	247,417
Caleres, Inc.,
Gtd. Notes	6.250	08/15/23		100	99,889
CEC Entertainment, Inc.,
Gtd. Notes	8.000	02/15/22	(d)	1,175	16,673
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes, 144A(aa)	8.500	10/30/25		1,450	1,561,601
Ferrellgas LP/Ferrellgas Finance Corp.,
Gtd. Notes (original cost $864,688; purchased 09/25/17 - 09/30/19)(f)	6.750	06/15/23		925	849,628
Sr. Unsec’d. Notes (original cost $1,637,463; purchased 01/28/19 - 08/28/19)(f)	6.500	05/01/21		1,850	1,758,857
Sr. Unsec’d. Notes (original cost $71,238; purchased 07/23/19)(f)	6.750	01/15/22		82	77,980
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp.,
Sr. Unsec’d. Notes (original cost $976,906; purchased 05/06/15 - 01/10/19)(f)	8.625	06/15/20	(d)	975	156,147
Sr. Unsec’d. Notes (original cost $2,950,281; purchased 01/30/17 - 09/26/19)(f)	8.625	06/15/20	(d)	3,275	477,321
Golden Nugget, Inc.,
Sr. Unsec’d. Notes, 144A(aa)	6.750	10/15/24		2,004	1,957,002
L Brands, Inc.,
Gtd. Notes	5.625	10/15/23		595	634,841
PetSmart, Inc.,
Gtd. Notes, 144A(aa)	7.125	03/15/23		2,625	2,591,425
Sr. Sec’d. Notes, 144A(aa)	5.875	06/01/25		1,082	1,095,907
Rite Aid Corp.,
Sr. Sec’d. Notes, 144A	8.000	11/15/26		724	738,743

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500%	11/01/23	150	$151,227
Gtd. Notes(aa)(mm)	5.625	12/01/25	2,075	2,128,117
Sec’d. Notes, 144A	8.750	04/30/25	300	333,186
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes(aa)	5.750	03/01/25	1,885	1,919,084
Sr. Unsec’d. Notes	5.875	03/01/27	675	699,315
Superior Plus LP/Superior General Partner, Inc.
(Canada),
Sr. Unsec’d. Notes, 144A(aa)	7.000	07/15/26	975	1,045,518
White Cap Buyer LLC,
Sr. Unsec’d. Notes, 144A	6.875	10/15/28	550	585,032

				23,105,898

Semiconductors 0.3%
Microchip Technology, Inc.,
Gtd. Notes, 144A	4.250	09/01/25	430	450,919
NXP BV/NXP Funding LLC (Netherlands),
Gtd. Notes, 144A(aa)	3.875	09/01/22	1,090	1,151,198

				1,602,117

Software 1.6%
Black Knight InfoServ LLC,
Gtd. Notes, 144A	3.625	09/01/28	925	937,442
Boxer Parent Co., Inc.,
Sr. Sec’d. Notes, 144A	7.125	10/02/25	425	459,026
BY Crown Parent LLC,
Gtd. Notes, 144A(aa)	7.375	10/15/24	1,410	1,435,471
BY Crown Parent LLC/BY Bond Finance, Inc.,
Sr. Sec’d. Notes, 144A(aa)	4.250	01/31/26	810	832,344
Genesys Telecommunications Laboratories,
Inc./Greeneden Lux 3 SARL/Greeneden US Holdings I LLC,
Gtd. Notes, 144A	10.000	11/30/24	4,500	4,725,000
Rackspace Technology Global, Inc.,
Sr. Unsec’d. Notes, 144A	5.375	12/01/28	350	365,640

				8,754,923

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	35

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Interest Rate	Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications 8.2%
Altice France Holding SA (Luxembourg),
Gtd. Notes, 144A	6.000%	02/15/28		125	$126,826
C&W Senior Financing DAC (Ireland),
Sr. Unsec’d. Notes, 144A	6.875	09/15/27		1,025	1,103,919
CenturyLink, Inc.,
Sr. Unsec’d. Notes(aa)	5.625	04/01/25		1,830	1,967,629
Sr. Unsec’d. Notes, 144A	4.500	01/15/29		1,125	1,147,390
Sr. Unsec’d. Notes, Series P	7.600	09/15/39		1,200	1,411,100
Sr. Unsec’d. Notes, Series T(aa)	5.800	03/15/22		700	729,091
Sr. Unsec’d. Notes, Series U	7.650	03/15/42		1,930	2,290,395
CommScope Technologies LLC,
Gtd. Notes, 144A(aa)	6.000	06/15/25		715	733,463
CommScope, Inc.,
Gtd. Notes, 144A	7.125	07/01/28		795	846,381
Consolidated Communications, Inc.,
Sr. Sec’d. Notes, 144A	6.500	10/01/28		500	541,343
Digicel Group 0.5 Ltd. (Jamaica),
Sr. Sec’d. Notes, Cash coupon 8.000% and PIK 2.000% / PIK 10.000%	10.000	04/01/24		420	332,875
Digicel Holdings Bermuda Ltd./Digicel International
Finance Ltd. (Jamaica),
Sr. Sec’d. Notes, 144A	8.750	05/25/24		1,050	1,072,723
Sr. Sec’d. Notes, 144A	8.750	05/25/24		525	536,441
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		6,368	4,099,408
Embarq Corp.,
Sr. Unsec’d. Notes	7.995	06/01/36		2,440	2,929,386
Frontier Communications Corp.,
Sec’d. Notes, 144A	6.750	05/01/29		400	413,747
Sr. Sec’d. Notes, 144A	5.000	05/01/28		675	684,843
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes (original cost $1,880,113; purchased 05/01/19 - 03/04/20)(f)	5.500	08/01/23	(d)	2,160	1,457,785
Gtd. Notes, 144A (original cost $4,257,931; purchased 03/07/19 - 09/24/19)(f)	9.750	07/15/25	(d)	4,135	2,920,041
Intelsat Luxembourg SA (Luxembourg),
Gtd. Notes (original cost $609,063; purchased 11/14/19 - 02/07/20)(f)	8.125	06/01/23	(d)	1,035	46,273
Intrado Corp.,
Gtd. Notes, 144A(aa)	8.500	10/15/25		3,895	3,734,044
Sprint Capital Corp.,
Gtd. Notes(aa)	6.875	11/15/28		700	908,910

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp., (cont’d.) Gtd. Notes	8.750%	03/15/32	706	$1,083,786
Sprint Corp.,
Gtd. Notes(aa)	7.625	02/15/25	2,425	2,908,669
Gtd. Notes(aa)	7.875	09/15/23	1,794	2,070,297
T-Mobile USA, Inc.,
Gtd. Notes(aa)	6.500	01/15/26	4,055	4,212,160
ViaSat, Inc.,
Sr. Unsec’d. Notes, 144A	6.500	07/15/28	420	441,452
Windstream Escrow LLC/Windstream Escrow Finance Corp.,
Sr. Sec’d. Notes, 144A(aa)	7.750	08/15/28	2,079	2,095,197
Zayo Group Holdings, Inc.,
Sr. Sec’d. Notes, 144A	4.000	03/01/27	120	119,589
Sr. Unsec’d. Notes, 144A(aa)	6.125	03/01/28	1,800	1,902,866

				44,868,029

Transportation 0.9%
XPO Logistics, Inc.,
Gtd. Notes, 144A	6.125	09/01/23	200	203,544
Gtd. Notes, 144A	6.250	05/01/25	180	193,088
Gtd. Notes, 144A(aa)	6.500	06/15/22	1,405	1,409,808
Gtd. Notes, 144A(aa)	6.750	08/15/24	2,800	2,965,043

				4,771,483

TOTAL CORPORATE BONDS (cost $625,332,702)				631,457,317

			Shares
COMMON STOCKS 0.4%

Electric Utilities 0.4%
GenOn Energy Holdings, Inc. (Class A Stock)*^			9,187	1,497,481
Keycon Power Holdings LLC*^			2,600	462,800

				1,960,281

Entertainment 0.0%
AMC Entertainment Holdings, Inc. (Class A Stock)			11,967	51,099

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	37

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels 0.0%
Frontera Energy Corp. (Colombia)	2,066	$4,587

TOTAL COMMON STOCKS (cost $796,801)		2,015,967

TOTAL LONG-TERM INVESTMENTS (cost $696,580,115)		702,621,081

SHORT-TERM INVESTMENT 4.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund
(cost $21,704,398)(w)	21,704,398	21,704,398

TOTAL INVESTMENTS 132.4% (cost $718,284,513)		724,325,479
Liabilities in excess of other assets(z) (32.4)%		(177,095,511)

NET ASSETS 100.0%		$547,229,968

Below is a list of the abbreviation(s) used in the semiannual report:

USD—US Dollar

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

CDX—Credit Derivative Index

DIP—Debtor-In-Possession

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

SARL—Société à Responsabilité Limitée

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $5,385,836 and 0.98% of net assets.
(aa)	Represents security, or a portion thereof, with aggregate value of $383,379,811 segregated as collateral for amount of $180,000,000 borrowed and outstanding as of November 30, 2020.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at November 30, 2020.
(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.

See Notes to Financial Statements.

38

(f)

Indicates a restricted security that is acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer and is considered restricted as to disposition under federal securities law; the aggregate original cost of such securities is $14,422,652. The aggregate value of $7,855,648 is 1.44% of net assets.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(mm)	Represents security, or a portion thereof, in connection with the re-hypothecation of portfolio securities with an aggregate value of $37,237,901 as of November 30, 2020.
(rr)	Perpetual security with no stated maturity date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Unfunded loan commitment outstanding at November 30, 2020:

Borrower	Principal Amount (000)#	Current Value	Unrealized Appreciation	Unrealized Depreciation
Intelsat Jackson Holdings SA (Luxembourg), SuperPriority Secured DIP Term Loan, 3 Month LIBOR + 5.500% (Cap N/A, Floor 0.000%) 6.500%, Maturity Date 7/13/2021 (cost $171,070)	172	$175,261	$4,192	$—

Credit default swap agreement outstanding at November 30, 2020:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at November 30, 2020	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices - Buy Protection(1):
CDX.NA.HY.35.V1	12/20/25	5.000%(Q)	4,995	$(199,345)	$(496,026)	$(296,681)

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	39

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$580,000	$—

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Bank Loans	$—	$65,722,242	$3,425,555
Corporate Bonds	—	631,457,317	—
Common Stocks	55,686	—	1,960,281
Affiliated Mutual Fund	21,704,398	—	—

Total	$21,760,084	$697,179,559	$5,385,836

Other Financial Instruments*
Assets
Unfunded Loan Commitment	$—	$4,192	$—

See Notes to Financial Statements.

40

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Centrally Cleared Credit Default Swap Agreement	$—	$(296,681)	$—

*

Other financial instruments are derivatives, with the exception of unfunded loan commitments, and are not reflected in the Schedule of Investments. Futures, forwards, centrally cleared swap contracts and unfunded loan commitments are recorded at net unrealized appreciation (depreciation) and OTC swap contracts are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks	Bank Loans
Balance as of 05/31/20	$2,757,810	$11,203,472
Realized gain (loss)	—	15,386
Change in unrealized appreciation (depreciation)	(207,118)	198,318
Purchases/Exchanges/Issuances	—	711,393
Sales/Paydowns	(590,411)	(1,771,894)
Accrued discount/premium	—	7,797
Transfers into Level 3	—	2,245,290
Transfers out of Level 3	—	(9,184,207)

Balance as of 11/30/20	$1,960,281	$3,425,555

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$(207,118)	$201,543

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of November 30, 2020	Valuation Methodology	Unobservable Inputs
Common Stocks	$462,800	Discounted Cash Flow	Forward Power Curves & Assumed Capacity Factor Ranging From 70% - 73%
Common Stocks	1,497,481	Market Approach	Single Broker Indicative Quote
Bank Loans	3,425,555	Market Approach	Single Broker Indicative Quote

	$5,385,836

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$9,184,207	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Bank Loans	$2,245,290	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	41

Schedule of Investments (unaudited) (continued)

as of November 30, 2020

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2020 were as follows:

Telecommunications	10.8%
Oil & Gas	10.2
Media	10.0
Healthcare-Services	6.6
Commercial Services	6.2
Entertainment	6.0
Chemicals	6.0
Home Builders	6.0
Pipelines	5.1
Electric	4.9
Software	4.7
Retail	4.5
Affiliated Mutual Fund	4.0
Computers	3.6
Real Estate Investment Trusts (REITs)	3.3
Foods	3.3
Diversified Financial Services	3.2
Mining	3.1
Building Materials	3.0
Lodging	3.0
Pharmaceuticals	2.8
Auto Manufacturers	2.8
Miscellaneous Manufacturing	2.2
Auto Parts & Equipment	2.1
Aerospace & Defense	1.9
Real Estate	1.4
Engineering & Construction	1.2
Banks	1.1
Gas	1.0

Packaging & Containers	1.0%
Advertising	0.9
Transportation	0.9
Distribution/Wholesale	0.8
Agriculture	0.6
Insurance	0.5
Apparel	0.5
Machinery-Diversified	0.5
Leisure Time	0.4
Electrical Components & Equipment	0.4
Electric Utilities	0.4
Semiconductors	0.3
Electronics	0.2
Housewares	0.2
Iron/Steel	0.2
Internet	0.2
Household Products/Wares	0.2
Office/Business Equipment	0.1
Energy-Alternate Sources	0.1
Oil, Gas & Consumable Fuels	0.0 *

132.4
Liabilities in excess of other assets	(32.4)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is credit contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

42

Fair values of derivative instruments as of November 30, 2020 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$296,681*

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the six months ended November 30, 2020 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$(5,875,470)

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Swaps
Credit contracts	$3,294,563

For the six months ended November 30, 2020, the Fund’s average volume of derivative activities is as follows:

Credit Default Swap Agreements— Buy Protection(1)
$46,746,567

(1)	Notional Amount in USD.

Average volume is based on average quarter end balances as noted for the six months ended November 30, 2020.

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	43

Statement of Assets and Liabilities (unaudited)

as of November 30, 2020

Assets
Investments at value:
Unaffiliated investments (cost $696,580,115)	$702,621,081
Affiliated investments (cost $21,704,398)	21,704,398
Cash	60,517
Dividends and interest receivable	10,996,557
Receivable for investments sold	1,208,225
Deposit with broker for centrally cleared/exchange-traded derivatives	580,000
Unrealized appreciation on unfunded loan commitment	4,192
Prepaid expenses and other assets	3,399

Total Assets	737,178,369

Liabilities
Loan payable	180,000,000
Payable for investments purchased	9,074,364
Management fee payable	473,545
Loan interest payable	133,695
Dividends payable	103,497
Accrued expenses and other liabilities	84,293
Deferred directors’ fees and directors’ fees payable	53,613
Exchange listing fee payable	17,090
Due to broker—variation margin swaps	8,304

Total Liabilities	189,948,401

Net Assets	$547,229,968

Net assets were comprised of:
Common stock, at par	$33,257
Paid-in capital in excess of par	633,165,907
Total distributable earnings (loss)	(85,969,196)

Net assets, November 30, 2020	$547,229,968

Net asset value per share ($547,229,968 ÷ 33,256,724 shares of common stock issued and outstanding)	$16.45

See Notes to Financial Statements.

44

Statement of Operations (unaudited)

Six Months Ended November 30, 2020

Net Investment Income (Loss)
Income
Interest income	$22,323,276
Affiliated dividend income	35,593

Total income	22,358,869

Expenses
Management fee	2,837,817
Loan interest and commitment expense	831,310
Custodian and accounting fees	56,780
Shareholders’ reports	36,782
Legal fees and expenses	31,594
Audit fee	22,225
Registration fees	17,090
Transfer agent’s fees and expenses	10,232
Directors’ fees	8,148
Miscellaneous	7,264

Total expenses	3,859,242

Net investment income (loss)	18,499,627

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	793,973
Swap agreement transactions	(5,875,470)

(5,081,497)

Net change in unrealized appreciation (depreciation) on:
Investments	50,807,568
Swap agreements	3,294,563
Unfunded loan commitments	4,192

54,106,323

Net gain (loss) on investment transactions	49,024,826

Net Increase (Decrease) In Net Assets Resulting From Operations	$67,524,453

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	45

Statements of Changes in Net Assets (unaudited)

	Six Months Ended November 30, 2020	Year Ended May 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$18,499,627	$37,502,748
Net realized gain (loss) on investment transactions	(5,081,497)	9,883,819
Net change in unrealized appreciation (depreciation) on investments	54,106,323	(44,193,664)

Net increase (decrease) in net assets resulting from operations	67,524,453	3,192,903

Dividends and Distributions
Distributions from distributable earnings	(20,951,736)	(40,696,044)
Tax return of capital distributions	—	(708,577)

Total dividends and distributions	(20,951,736)	(41,404,621)

Total increase (decrease)	46,572,717	(38,211,718)

Net Assets:
Beginning of period	500,657,251	538,868,969

End of period	$547,229,968	$500,657,251

See Notes to Financial Statements.

46

Statement of Cash Flows

For the Six Months Ended November 30, 2020

Cash Flows Provided by / (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$67,524,453

Adjustments to Reconcile Net Increase (Decrease) in Net Assets Resulting From Operations to Net Cash Provided by / (Used for) Operating Activities:
Proceeds from disposition of long-term portfolio investments	193,390,703
Purchases of long-term portfolio investments	(183,303,906)
Net proceeds (purchases) of short-term portfolio investments	(12,632,794)
Net premiums (paid) received for swap agreements	(2,580,907)
Amortization of premium and accretion of discount on portfolio investments	(684,126)
Net realized (gain) loss on investment transactions	(793,973)
Net realized (gain) loss on swap agreement transactions	5,875,470
Net change in unrealized (appreciation) depreciation of investments	(50,807,568)
Net change in unrealized (appreciation) depreciation on swap agreements	(3,294,563)
Net change in unrealized (appreciation) depreciation on unfunded loan commitment	(4,192)
(Increase) Decrease in Assets:
Dividends and interest receivable	596,845
Receivable for investments sold	520,369
Prepaid expenses and other assets	40,658
Increase (Decrease) in Liabilities:
Payable for investments purchased	559,486
Management fee payable	25,425
Loan interest payable	(14,132)
Dividends payable	(1,175)
Accrued expenses and other liabilities	(4,969)
Deferred directors’ fees and directors’ fees payable	157
Exchange listing fee payable	17,090
Due to broker - variation margin swaps	(238,018)

Total adjustments	(53,334,120)

Net cash provided by (used for) operating activities	14,190,333

Net cash Provided by (Used for) Financing Activities:
Cash paid on distributions from distributable earnings	(20,951,736)

Net cash provided by (used for) financing activities	(20,951,736)

Net increase (decrease) in cash and restricted cash, at value	(6,761,403)
Net cash at beginning of period	7,401,920

Cash and Restricted Cash at the End of Period	$640,517

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$845,442

Reconciliation of cash and restricted cash reported with the Statement of Assets and Liabilities to the Statement of Cash Flows:

	November 30, 2020	May 31, 2020
Cash	$60,517	$1,368,920
Restricted Cash:
Deposit with broker for centrally cleared/exchange-traded derivatives	580,000	6,033,000

Total cash and restricted cash	$640,517	$7,401,920

See Notes to Financial Statements.

PGIM High Yield Bond Fund, Inc.	47

Notes to Financial Statements (unaudited)

1.	Organization

PGIM High Yield Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund was incorporated as a Maryland corporation on November 14, 2011.

The investment objective of the Fund is to provide a high level of current income.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund’s Board of Directors (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting period-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of

48

Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income

PGIM High Yield Bond Fund, Inc.	49

Notes to Financial Statements (unaudited) (continued)

approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund acquires interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in

50

the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments. The cash amounts pledged for swaps contracts are considered restricted cash and are included in “Deposit with broker for centrally cleared/exchange-traded derivatives” in the Statement of Assets and Liabilities.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of

PGIM High Yield Bond Fund, Inc.	51

Notes to Financial Statements (unaudited) (continued)

period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its stockholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned. However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income for the calendar year and 98.2% of its net capital gains for a one-year period ending on October 31 exceed the distributions from such taxable income and net capital gains for the calendar year.

Dividends and Distributions: The Fund intends to make a level dividend distribution each month to the holders of Common Stock. The level dividend rate may be modified by the Board from time to time, and will be based upon the past and projected performance and expenses of the Fund. The Fund intends to also make a distribution during or with respect to

52

each calendar year (which may be combined with a regular monthly distribution), which will generally include any net investment income and net realized capital gain for the year not otherwise distributed.

PGIM Investments has received an order from the Securities and Exchange Commission (the “SEC”) granting the Fund an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit certain closed-end funds managed by PGIM Investments to include realized long-term capital gains as a part of their respective regular distributions to the holders of Common Stock more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). The Fund intends to rely on this exemptive order. The Board may, at the request of PGIM Investments, adopt a managed distribution policy.

Dividends and distributions to stockholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Fund has a management agreement with PGIM Investments. Pursuant to this agreement, PGIM Investments has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PGIM Investments has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. PGIM Investments pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly, at an annual rate of 0.80% of the average daily value of the Fund’s investable assets. “Investable assets” refers to the net assets attributable to the outstanding common stock of the Fund plus the liquidation preference of any outstanding preferred stock issued by the Fund, the principal amount of any borrowings and the principal on any debt securities issued by the Fund

PGIM Investments and PGIM, Inc. are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

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Notes to Financial Statements (unaudited) (continued)

4.	Other Transactions with Affiliates

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments.. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Fund’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the reporting period ended November 30, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended November 30, 2020, were $183,303,906 and $191,373,713, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the reporting period ended November 30, 2020, is presented as follows:

Value, Beginning of Period	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Period	Shares, End of Period	Income

PGIM Core Ultra Short Bond Fund*
$9,071,604	$106,297,442	$93,664,648	$—	$—	$21,704,398	21,704,398	$35,593

*	The Fund did not have any capital gain distributions during the reporting period.

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6.	Tax Information

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2020 were as follows:

Tax Basis	$717,749,838

Gross Unrealized Appreciation	40,334,786
Gross Unrealized Depreciation	(34,051,634)

Net Unrealized Appreciation	$6,283,152

The GAAP basis may differ from tax basis due to certain tax-related adjustments.

For federal income tax purposes, the Fund had a capital loss carryforward as of May 31, 2020 of approximately $80,888,000 which can be carried forward for an unlimited period. No capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such losses. The Fund utilized approximately $7,055,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended May 31, 2020.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended May 31, 2020 are subject to such review.

7.	Capital and Ownership

There are 1 billion shares of $0.001 par value common stock authorized. As of November 30, 2020, Prudential owned 10,556 shares of the Fund.

For the period ended November 30, 2020, the Fund did not issue any shares of common stock in connection with the Fund’s dividend reinvestment plan.

8.	Borrowings and Re-hypothecation

The Fund currently is a party to a committed credit facility (the “credit facility”) with a financial institution. The credit facility provides for a maximum commitment of $240 million. Interest on any borrowings under the credit facility is payable at the negotiated rates. The Fund’s obligations under the credit facility are secured by the assets of the Fund segregated for the purpose of securing the amount borrowed. The purpose of the credit facility is to provide the Fund with portfolio leverage and to meet its general cash flow requirements.

The Fund utilized the credit facility during the reporting period ended November 30, 2020. The average daily outstanding loan balance for the 183 days that the Fund utilized the facility during the period was $180,000,000, borrowed at a weighted average interest rate of

PGIM High Yield Bond Fund, Inc.	55

Notes to Financial Statements (unaudited) (continued)

0.91%. The maximum loan balance outstanding during the period was $180,000,000. At November 30, 2020, the Fund had an outstanding loan balance of $180,000,000.

Re-hypothecation: The credit facility permits, subject to certain conditions, the financial institution to re-hypothecate, up to approximately 95% of the amount outstanding under the facility, portfolio securities segregated by the Fund as collateral. The Fund continues to receive interest on re-hypothecated securities. The Fund also has the right under the agreement to recall the re-hypothecated securities from the financial institution on demand. If the financial institution fails to deliver the recalled security in a timely manner, the Fund will be compensated by the financial institution for any fees or losses related to the failed delivery or, in the event a recalled security will not be returned by the financial institution, the Fund, upon notice to the financial institution, may reduce the loan balance outstanding by the value of the recalled security failed to be returned plus accrued interest. The Fund will receive a portion of the fees earned by the financial institution in connection with the re-hypothecation of portfolio securities which reduces the loan interest expense on borrowings. For the reporting period ended November 30, 2020, the financial institution re-hypothecated certain portfolio securities segregated as collateral by the Fund.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Bond Obligations Risk: As with credit risk, market risk and interest rate risk, the Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may lose income.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The longer the maturity and the lower the credit quality of a bond, the more sensitive it is to credit risk.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the

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extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk”. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s rate-setting policies. The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Junk Bonds Risks: High-yield, high-risk bonds have predominantly speculative characteristics, including particularly high credit risk. Junk bonds tend to be less liquid than higher-rated securities. The liquidity of particular issuers or industries within a particular investment category may shrink or disappear suddenly and without warning. The non-investment grade bond market can experience sudden and sharp price swings and become illiquid due to a variety of factors, including changes in economic forecasts, stock market activity, large sustained sales by major investors, a high profile default or a change in the market’s psychology.

Leverage Risk: The Fund may seek to enhance the level of its current distributions to holders of common stock through the use of leverage. The Fund may use leverage through borrowings, including loans from certain financial institutions. The Fund may borrow in amounts up to 33 1/3% (as determined immediately after borrowing) of the Fund’s investable assets. The use of leverage can create special risks. There can be no assurance that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

LIBOR Risk: Many financial instruments use or may use a floating rate based on the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2023. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential impact of a transition away from LIBOR on the

PGIM High Yield Bond Fund, Inc.	57

Notes to Financial Statements (unaudited) (continued)

Fund or the financial instruments in which the Fund invest cannot yet be determined. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2023.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments for any reason, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies

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(including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Risks of Investments in Bank Loans: The Fund’s ability to receive payments of principal and interest and other amounts in connection with loans (whether through participations, assignments or otherwise) will depend primarily on the financial condition of the borrower. The failure by the Fund’s scheduled interest or principal payments on a loan because of a default, bankruptcy or any other reason would adversely affect the income of the Fund and would likely reduce the value of its assets. Even with loans secured by collateral, there is the risk that the value of the collateral may decline, may be insufficient to meet the obligations of the borrower, or be difficult to liquidate. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy laws.

10. Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of certain provisions of the ASU and any impact on the financial statement disclosures has not yet been determined.

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

11. Subsequent Event

Dividends to Shareholders: On November 30, 2020, the Fund declared monthly dividends of $0.105 per share payable on December 31, 2020, January 4, 2021, February 26, 2021, respectively, to shareholders of record on December 11, 2020, December 29, 2020, February 12, 2021, respectively. The ex-dates are December 10, 2020, December 28, 2020, February 11, 2021, respectively.

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Financial Highlights (unaudited)

	Six Months Ended November 30, 2020		Year Ended May 31,
			2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Period	$15.05		$16.20	$16.29	$16.84	$16.79	$17.84
Income (loss) from investment operations:
Net investment income (loss)	0.56		1.13	0.91	0.90	0.98	1.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.47		(1.03)	0.07	(0.36)	0.32	(0.75)
Total from investment operations	2.03		0.10	0.98	0.54	1.30	0.31
Less Dividends and Distributions:
Dividends from net investment income	(0.63)		(1.23)	(1.07)	(1.09)	(1.25)	(1.36)
Tax return of capital distributions	-		(0.02)	-	-	-	-
Total dividends and distributions	(0.63)		(1.25)	(1.07)	(1.09)	(1.25)	(1.36)
Net asset value, end of period	$16.45		$15.05	$16.20	$16.29	$16.84	$16.79
Market price, end of period	$14.76		$13.38	$13.93	$14.07	$15.59	$15.58
Total Return(b):	15.41%		4.84%	6.84%	(2.89)%	8.36%	8.23%

Ratios/Supplemental Data:
Net assets, end of period (000)	$547,230		$500,657	$538,869	$541,660	$560,069	$558,403
Average net assets (000)	$527,516		$533,714	$539,282	$550,742	$559,484	$560,771
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.46	%(e)	1.96%	2.21%	1.84%	1.71%	1.55%
Expenses before waivers and/or expense reimbursement	1.46	%(e)	1.96%	2.21%	1.84%	1.71%	1.55%
Net investment income (loss)	6.99	%(e)	7.03%	5.58%	5.43%	5.84%	6.29%
Portfolio turnover rate(f)	27%		60%	87%	72%	65%	58%
Asset coverage	404%		378%	399%	428%	411%	372%
Total debt outstanding at period-end (000)	$180,000		$180,000	$180,000	$165,000	$180,000	$205,000

(a)	Calculated based on average shares outstanding during the period.
(b)

Total return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the closing market price on the last day for the period reported. Dividends are assumed, for the purpose of this calculation, to be reinvested at prices obtainable under the Fund’s dividend reinvestment plan. This amount does not reflect brokerage commissions or sales load. Total returns for periods less than one full year are not annualized.

(c)	Does not include expenses of the underlying fund in which the Fund invests.
(d)	Includes interest expense of 0.31%, 0.81%, 1.06%, 0.71%, 0.54% and 0.40%, for the six months ended November 30, 2020 and years ended May 31, 2020, 2019, 2018, 2017 and 2016, respectively.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

60

Other Information (unaudited)

Dividend Reinvestment Plan. Unless a holder of common stock elects to receive cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”), all dividends declared on common stock will be automatically reinvested by the Plan Administrator pursuant to the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”), in additional common stock. The holders of common stock who elect not to participate in the Plan will receive all dividends and other distributions (together, a “Dividend”) in cash paid by check mailed directly to the stockholder of record (or, if the common stock is held in street or other nominee name, then to such nominee) by the Plan Administrator as dividend disbursing agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the Dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared Dividend. Such notice will be effective with respect to a particular Dividend. Some brokers may automatically elect to receive cash on behalf of the holders of common stock and may re-invest that cash in additional common stock.

The Plan Administrator will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common stock is registered. Whenever the Fund declares a Dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common stock. The common stock will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common stock from the Fund (“Newly Issued common stock”) or (ii) by purchase of outstanding common stock on the open market (“Open-Market Purchases”) on the NYSE or elsewhere. If, on the payment date for any Dividend, the closing market price of the common stock plus per share fees (as defined below) is equal to or greater than the NAV per share of common stock (such condition being referred to as “market premium”), the Plan Administrator will invest the Dividend amount in Newly Issued common stock on behalf of the participants. The number of Newly Issued common stock to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the NAV per share of common stock on the payment date, provided that, if the NAV per share of common stock is less than or equal to 95% of the closing market price per share of common stock on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common stock on the payment date. If, on the payment date for any Dividend, the NAV per share of common stock is greater than the closing market value per share of common stock plus per share fees (such condition being referred to as “market discount”), the Plan Administrator will invest the Dividend amount in shares of common stock acquired on behalf of the participants in Open-Market Purchases.

“Per share fees” include any applicable brokerage commissions the Plan Administrator is required to pay.

PGIM High Yield Bond Fund, Inc.	61

Other Information (unaudited) (continued)

In the event of a market discount on the payment date for any Dividend, the Plan Administrator will have until the last business day before the next date on which the common stock trades on an “ex-dividend” basis or 30 days after the payment date for such Dividend, whichever is sooner (the “Last Purchase Date”), to invest the Dividend amount in common stock acquired in Open-Market Purchases on behalf of participants. If, before the Plan Administrator has completed its Open-Market Purchases, the market price per share of common stock exceeds the NAV per share of common stock, the average per share purchase price paid by the Plan Administrator for common stock may exceed the NAV per share of the common stock, resulting in the acquisition of fewer shares of common stock than if the Dividend had been paid in Newly Issued common stock on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued common stock at the NAV per share of common stock at the close of business on the Last Purchase Date, provided that, if the NAV is less than or equal to 95% of the then current market price per share of common stock, the dollar amount of the Dividend will be divided by 95% of the market price on the payment date for purposes of determining the number of shares issuable under the Plan.

The Plan Administrator maintains all stockholder accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by stockholders for tax records. Common stock in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each stockholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of the holders of common stock such as banks, brokers or nominees that hold shares of common stock for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of shares of common stock certified from time to time by the record stockholder’s name and held for the account of beneficial owners who participate in the Plan.

The Plan Administrator’s service fee, if any, and expenses for administering the plan will be paid for by the Fund. If a participant elects by written, Internet or telephonic notice to the Plan Administrator to have the Plan Administrator sell part or all of the shares held by the Plan Administrator in the participant’s account and remit the proceeds to the participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.12 per share fee. If a participant elects to sell his or her shares of common stock, the Plan

62

Administrator will process all sale instructions received no later than five business days after the date on which the order is received by the Plan Administrator, assuming the relevant markets are open and sufficient market liquidity exists (and except where deferral is required under applicable federal or state laws or regulations). Such sale will be made through the Plan Administrator’s broker on the relevant market and the sale price will not be determined until such time as the broker completes the sale. In every case the price to the participant shall be the weighted average sale price obtained by the Plan Administrator’s broker net of fees for each aggregate order placed by the participant and executed by the broker. To maximize cost savings, the Plan Administrator will seek to sell shares in round lot transactions. For this purpose the Plan Administrator may combine a participant’s shares with those of other selling participants.

There will be no brokerage charges with respect to shares of common stock issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. Each participant will be charged a per share fee (currently $0.05 per share) on all Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See “Tax Matters.” Participants that request a sale of common stock through the Plan Administrator are subject to brokerage commissions.

Each participant may terminate the participant’s account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.computershare.com/ investor, by filling out the transaction request form located at the bottom of the participant’s Statement and sending it to the Plan Administrator or by calling the Plan Administrator. Such termination will be effective immediately if the participant’s notice is received by the Plan Administrator prior to any dividend or distribution record date. Upon any withdrawal or termination, the Plan Administrator will cause to be delivered to each terminating participant a statement of holdings for the appropriate number of the Fund’s whole book-entry shares of common stock and a check for the cash adjustment of any fractional share at the market value of the Fund’s shares of common stock as of the close of business on the date the termination is effective less any applicable fees. In the event a participant’s notice of termination is on or after a record date (but before payment date) for an account whose dividends are reinvested, the Plan Administrator, in its sole discretion, may either distribute such dividends in cash or reinvest them in shares of common stock on behalf of the terminating participant. In the event reinvestment is made, the Plan Administrator will process the termination as soon as practicable, but in no event later than five business days after the reinvestment is completed. The Plan may be terminated by the Fund upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

PGIM High Yield Bond Fund, Inc.	63

Other Information (unaudited) (continued)

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 43078, Providence, RI 02940-3078 or by calling (toll free) 800-451-6788.

64

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM High Yield Bond Fund, Inc. (the “Fund”) consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the Directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established four standing committees: the Audit Committee, two Investment Committees and the Nominating and Governance Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”) and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and, where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

PGIM High Yield Bond Fund, Inc.

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, respectively, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and the sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory agreement and sub-subadvisory agreements.

Visit our website at pgim.com/investments

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM and the sub-subadvisory services provided to the Fund by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning whether PGIM Investments realizes economies of scale as the Fund’s assets grow beyond current levels. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board considered that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board noted that, while the Fund does not have breakpoints in its management fees, economies of scale can be shared with the Fund

PGIM High Yield Bond Fund, Inc.

Approval of Advisory Agreements (continued)

in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to any individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended May 31, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for

Visit our website at pgim.com/investments

reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the funds (for performance, the best performing funds and, for expenses, the lowest cost funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	2nd Quartile	2nd Quartile	N/A
Actual Management Fees: 4th Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that Fund outperformed its benchmark index over all periods.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory and sub-subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM High Yield Bond Fund, Inc.

Privacy Notice

Prudential values your business and your trust. We respect the privacy of your personal information and take our responsibility to protect it seriously. This privacy notice is provided on behalf of the Prudential companies listed at the end of this notice (Prudential), and applies to our current and former customers. This notice describes how we treat the information we receive about you, including the ways in which we will share your personal information within Prudential and your right to opt out of such sharing.

Protecting Your Personal Information

We maintain physical, electronic and procedural safeguards to protect your personal information. The people who are authorized to have access to your personal information need it to do their jobs, and we require them to keep that information secure and confidential.

Personal Information We Collect

We collect your personal information when you fill out applications and other forms, when you enter personal details on our websites, when you respond to our emails, and when you provide us information over the telephone. We also collect personal information that others give us about you. This information includes, for example:

•	name
•	address, email address, telephone number, and other contact information
•	income and financial information
•	Social Security number
•	transaction history
•	medical information for insurance applications
•	consumer reports from consumer reporting agencies
•	participant information from organizations that purchase products or services from us for the benefit of their members or employees

Using Your Information

We use your personal information for various business purposes, including:

•	normal everyday business purposes, such as providing services to you and administrating your account or policy
•	business research and analysis
•	marketing products and services of Prudential and other companies in which you may be interested
•	as required by law

Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Privacy Ed 1/2021 D6021

Sharing Your Information

We may share your personal information, including information about your transactions and experiences, among Prudential companies and with other non-Prudential companies who perform services for us or on our behalf, for our everyday business purposes, such as providing services to you and administering your account or policy. We may also share your personal information with another financial institution if you agree that your account or policy can be transferred to that financial company.

We may share your personal information among Prudential companies so that the Prudential companies can market their products and services to you. We may also share consumer report information among Prudential companies which may include information about you from credit reports and certain information that we receive from you and from consumer reporting agencies or other third parties. You can limit this sharing by following the instructions described in this notice. For those customers who have one of our products through a plan sponsored by an employer or other organization, we will share your personal information in a manner consistent with the terms of the plan agreement or consistent with our agreement with you.

We may also share your personal information as permitted or required by law, including, for example, to law enforcement officials and regulators, in response to subpoenas, and to prevent fraud.

Unless you agree otherwise, we do not share your personal information with non-Prudential companies for them to market their products or services to you. We may tell you about a product or service that other companies offer and, if you respond, that company will know that we selected you to receive the information.

Limiting Our Sharing—Opt Out/Privacy Choice

You may tell us not to share your personal information among Prudential companies for marketing purposes, and not to share consumer report information among Prudential companies, by “opting out” of such sharing. To limit our sharing for these purposes:

•	visit us online at: www.prudential.com/privacyoptout
•	call us at: 1-877-248-4019

If you previously told us since 2016 not to share your personal information among Prudential companies for marketing purposes, or not to share your consumer report information among Prudential companies, you do not need to tell us not to share your information again.

You are not able to limit our ability to share your personal information among Prudential companies and with other non-Prudential companies for servicing and administration purposes.

Questions

If you have any questions about how we protect, use, and share your personal information or about this privacy notice, please call us. The toll-free number is 1-877-248-4019.

We reserve the right to modify this notice at any time. This notice is also available anytime at www.prudential.com.

This notice is being provided to customers and former customers of the Prudential companies listed below.

Insurance Companies and Insurance Company Separate Accounts

The Prudential Insurance Company of America; Prudential Annuities Life Assurance Corporation; Pruco Life Insurance Company; Pruco Life Insurance Company of New Jersey; Prudential Retirement Insurance and Annuity Company (PRIAC); CG Variable Annuity Account I and CG Variable Annuity Account II; Prudential Legacy Insurance Company of New Jersey; All insurance company separate accounts that include the following names or are otherwise identified as maintained by an entity that includes the following names: Prudential, Pruco, or PRIAC

Insurance Agencies

Prudential Insurance Agency, LLC; Mullin TBG Insurance Agency Services, LLC; Assurance IQ, LLC.

Broker-Dealers and Registered Investment Advisers

AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Global Portfolio Strategies, Inc.; Pruco Securities, LLC; PGIM, Inc.; Prudential Investment Management Services LLC; PGIM Investments LLC; Prudential Private Placement Investors, L.P., Prudential Customer Solutions LLC; QMA LLC; Jennison Associates LLC

Bank and Trust Companies

Prudential Bank & Trust, FSB; Prudential Trust Company

Investment Companies and Other Investment Vehicles

PGIM Funds; Prudential Insurance Funds; Prudential Capital Partners, L.P.; Advanced Series Trust; PGIM Private Placement Investors, Inc.; All funds that include the following names: Prudential, PCP, PGIM, PEP, or PCEP

Other Companies

Prudential Workplace Solutions Group Services, LLC; Prudential Mutual Fund Services LLC

Vermont Residents: We will not share information about your creditworthiness among Prudential companies, other than as permitted by Vermont law, unless you authorize us to make those disclosures.

∎ MAIL	∎ MAIL (OVERNIGHT)	∎ TELEPHONE
Computershare P.O. Box 30170 College Station, TX 77842-3170	Computershare 211 Quality Circle Suite 210 College Station, TX 77845	(800) 451-6788
∎ WEBSITE
pgim.com/investments

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 451-6788 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Computershare Trust Company, N.A.	PO Box 30170 College Station, TX 77842-3170

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM High Yield Bond Fund, Inc., PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

CERTIFICATIONS
The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the required annual certifications and the Fund has also included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer as required by Section 302 of the Sarbanes-Oxley Act, on the Fund’s Form N-CSR filed with the Commission, for the period of this report.

An investor should consider the investment objective, risks, charges, and expenses of the Fund carefully before investing.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

PGIM HIGH YIELD BOND FUND, INC.

NYSE	ISD
CUSIP	69346H100

PICE1000E2

Item 2 –	Code of Ethics – Not required, as this is not an annual filing.

Item 3 –	Audit Committee Financial Expert – Not required, as this is not an annual filing.

Item 4 –	Principal Accountant Fees and Services – Not required, as this is not an annual filing.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not required, as this is not an annual filing.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Controls and Procedures—Disclosure of Securities Lending Activities for Closed-End

Management Investment Companies – None.

Item 13 –	Exhibits

(a	)	(1) Code of Ethics – Not required, as this is not an annual filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b	)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	PGIM High Yield Bond Fund, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 19, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 19, 2021